UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

OCTOBER 31, 2014

2014 ANNUAL REPORT

iShares, Inc.

➢	iShares Emerging Markets Corporate Bond ETF | CEMB | BATS
➢	iShares Emerging Markets High Yield Bond ETF | EMHY | BATS
➢	iShares Emerging Markets Local Currency Bond ETF | LEMB | NYSE Arca
➢	iShares Global ex USD High Yield Corporate Bond ETF | HYXU | BATS
➢	iShares Global High Yield Corporate Bond ETF | GHYG | BATS

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL BOND MARKET OVERVIEW

Excluding currency effects, global bonds rallied for the 12-month period ended October 31, 2014 (the “reporting period”). Interest rates declined worldwide amid weaker economic growth in many global regions and a tumultuous series of geopolitical developments. However, for U.S. investors, a stronger U.S. dollar erased virtually all of the gains in the global bond markets, resulting in relatively flat overall returns. The Barclays Global Aggregate Bond Index, a broad measure of global bond market performance in U.S. dollar terms, returned 0.22% for the reporting period.

In general, global economic activity slowed during the reporting period. Although much of Europe emerged from recession in early 2014, economic growth remained subdued across the Continent — economic growth in the eurozone was just 0.8% for the 12 months ended September 30, 2014. China’s year-over-year economic growth rate as of September 30, 2014 fell to its lowest level in more than four years, while Japan’s economy slowed precipitously following implementation of a new consumption tax in April 2014. The primary exception to this global trend was the U.S., where the unemployment rate fell to its lowest level since July 2008 and the annualized economic growth rate exceeded 3% in four out of the past five quarters.

These economic developments led to a divergence in central bank policy. In the U.S., the Federal Reserve Bank (the “Fed”) began gradually paring back its quantitative easing program in December 2013 and fully eliminated these economic stimulus measures by the end of the reporting period. In contrast, the European Central Bank increased its stimulus efforts by cutting short-term interest rates in June 2014 and publicly considered the introduction of its own quantitative easing measures. Central banks in China and Japan also took more accommodative actions to stimulate their decelerating economies.

Geopolitical issues also had an impact on the global financial markets. Armed conflict between Russia and Ukraine, outbreaks of violence in the war-torn Middle East, and concerns about the spread of the Ebola virus in West Africa led to increased volatility in the global equity markets. Because of their relative stability, bonds attracted greater investor demand during these bouts of stock market volatility.

Overall, bond yields declined broadly around the globe during the reporting period, leading to rising bond prices and positive fixed-income returns. European bond markets posted the best returns, led by smaller markets such as Italy and Spain. Bond markets in the Asia/Pacific region also generated solid gains for the reporting period. The smallest yield declines occurred in the U.S., where economic growth improved notably, and Japan, where yields remained near historically low levels.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds for the reporting period. As yields fell around the world, strong investor demand for the relatively high yields of non-government securities fueled their outperformance.

The positive returns in the global bond markets were largely offset by a stronger U.S. dollar, which reduces returns on non-U.S. dollar denominated investments for U.S. investors. The U.S. dollar appreciated by approximately 0.5% versus the British pound, 8% against both the Canadian and Australian dollars, 8.5% versus the euro, and 14% against the Japanese yen. The U.S. dollar’s strength was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.61%	7.24%	6.12%	5.61%	7.24%	6.12%
Since Inception	4.77%	4.53%	5.27%	12.57%	11.93%	13.92%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.00	$3.07	$1,000.00	$1,022.20	$3.06	0.60%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

The iShares Emerging Markets Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the Morningstar® Emerging Markets Corporate Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 5.61%, net of fees, while the total return for the Index was 6.12%.

As represented by the Index, corporate bonds in emerging markets posted positive returns for the reporting period, though they trailed the performance of the broader emerging market bond market. In general, emerging markets bonds advanced as evidence of slowing growth in Europe and many emerging economies eased concerns about rising global interest rates. Bond markets worldwide were also buffeted by geopolitical developments in Ukraine and the Middle East.

Corporate bonds tend to underperform in periods of weak or declining economic growth, and that was the case throughout much of the reporting period. Among the largest countries represented in the Index, Brazil’s economy slipped into recession, economic conditions in Mexico remained weak, and Russia’s economy slowed amid economic sanctions relating to the country’s conflict with Ukraine.

On the positive side, yield was an important component of the Index’s total return for the reporting period. As of October 31, 2014, the Index’s 12-month trailing yield was 4.06% — approximately two-thirds of the Index’s total return, and well above the 2.35% yield of the 10-year U.S. Treasury bond. The relatively high yields of emerging markets corporate bonds not only contributed meaningfully to the Index’s return, but also attracted demand from yield-hungry investors.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aa	12.60%
A	19.19
Baa	45.99
Ba	10.22
B	3.30
C	0.57
Not Rated	8.13

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

Cayman Islands	14.28%
Mexico	10.89
Brazil	6.89
South Korea	6.74
Netherlands	6.47
Luxembourg	5.79
British Virgin Islands	4.79
Singapore	3.71
United States	3.10
Turkey	3.04

TOTAL	65.70%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.24%	6.94%	6.86%	6.24%	6.94%	6.86%
Since Inception	6.36%	6.55%	6.96%	17.24%	17.80%	18.91%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.70	$3.32	$1,000.00	$1,021.90	$3.31	0.65%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

The iShares Emerging Markets High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 6.24%, net of fees, while the total return for the Index was 6.86%.

As represented by the Index, high-yield bonds in emerging markets posted positive returns for the reporting period, though they trailed the performance of the broader emerging market bond market. In general, emerging markets bonds advanced as evidence of slowing growth in Europe and many emerging economies eased concerns about rising global interest rates. Bond markets worldwide were also buffeted by geopolitical developments in Ukraine and the Middle East.

Weak economic conditions in many emerging economies contributed to the underperformance of high-yield bonds relative to broad emerging markets bonds during the reporting period. Among the largest countries represented in the Index, the economies of Turkey and Venezuela slowed markedly during the reporting period, while Russia’s economy struggled with economic sanctions relating to the country’s conflict with Ukraine.

On the positive side, yield was an important component of the Index’s total return for the reporting period. As of October 31, 2014, the Index’s 12-month trailing yield was 5.91%, which represented more than three-fourths of the Index’s total return. This yield is well above the 2.35% yield of the 10-year U.S. Treasury bond, and it not only contributed meaningfully to the Index’s return, but also attracted demand from yield-hungry investors.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Baa	30.03%
Ba	30.10
B	10.56
Caa	15.90
Not Rated	13.41

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

Turkey	14.29%
Indonesia	12.19
Venezuela	11.75
Luxembourg	4.87
Hungary	4.56
Cayman Islands	4.14
Netherlands	3.44
Ireland	3.23
Slovenia	2.91
Lebanon	2.90

TOTAL	64.28%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.14)%	(0.89)%	(0.53)%	(1.14)%	(0.89)%	(0.53)%
Since Inception	2.35%	2.24%	2.69%	7.31%	6.97%	8.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$985.40	$2.95	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

The iShares Emerging Markets Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the Barclays Emerging Markets Broad Local Currency Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was -1.14%, net of fees, while the total return for the Index was -0.53%.

As represented by the Index, emerging markets bonds issued in local currencies posted modestly negative returns for the reporting period. On a global basis, interest rates declined for the reporting period, leading to higher bond prices as evidence of slowing growth appeared in Europe and many emerging economies. Among the larger countries represented in the Index, Brazil’s economy slipped into recession, economic conditions in Mexico remained weak, and Thailand’s economy slowed amid political unrest and a dearth of domestic consumption. Emerging markets bonds were also buffeted by geopolitical developments in Ukraine and the Middle East.

Although emerging markets bonds produced positive returns in local currency terms, Index performance turned negative when converted to U.S. dollar terms. A stronger U.S. dollar decreases returns on non-U.S. dollar-denominated investments for U.S. investors, and the dollar strengthened against many of the world’s currencies during the reporting period. For example, the U.S. dollar appreciated by 1% against the South Korean won, 4% versus the Mexican peso, and 10% against the Brazilian real. Bonds denominated in these currencies comprised more than 40% of the Index as of October 31, 2014.

Interest income helped offset some of the negative impact from currency fluctuations. As of October 31, 2014, the Index’s 12-month trailing yield was 5.48%, higher than the 2.35% yield of the 10-year U.S. Treasury bond. The relatively high yields of emerging markets bonds attracted demand from yield-hungry investors.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aa	21.42%
A	22.97
Baa	46.77
Ba	3.89
Not Rated	4.95

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

South Korea	21.28%
Brazil	15.03
Mexico	8.89
Thailand	4.62
Turkey	4.61
Indonesia	4.60
Malaysia	4.59
South Africa	4.55
Russia	4.38
Colombia	4.38

TOTAL	76.93%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.20)%	(2.27)%	(2.27)%	(2.20)%	(2.27)%	(2.27)%
Since Inception	7.31%	7.51%	7.24%	19.98%	20.56%	19.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$913.10	$1.93	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

The iShares Global ex USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was -2.20%, net of fees, while the total return for the Index was -2.27%.

As represented by the Index, international high-yield corporate bonds posted modestly negative returns for the reporting period. Bonds around the globe generally advanced for the reporting period as evidence of slowing growth in Europe and other regions of the world eased concerns about the possibility of rising global interest rates. However, the economic slowdown weighed on high-yield corporate bonds, which tend to fare better when economic conditions are improving.

Currency fluctuations also contributed negatively to Index performance for the reporting period. As of October 31, 2014, approximately 80% of the Index was denominated in euros. The U.S. dollar appreciated by 8.5% against the euro for the reporting period, and a stronger U.S. dollar decreases returns on non-U.S. dollar-denominated investments for U.S. investors. Among the remaining currencies represented in the Index, the U.S. dollar rallied by 0.5% against the British pound and 8% versus the Canadian dollar.

On the positive side, Index performance benefited from continued strong investor demand for yield. As of October 31, 2014, the Index’s 12-month trailing yield was 5.02%, which was well above the 2.35% yield of the 10-year U.S. Treasury bond. This yield advantage helped attract investor demand to the high-yield segment of the global bond market.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Baa	0.19%
Ba	52.99
B	29.75
Caa	6.97
Ca	0.61
C	0.03
Not Rated	9.46

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

Luxembourg	17.81%
France	13.81
United Kingdom	13.64
Italy	12.99
Netherlands	10.57
Germany	9.07
Spain	5.04
Canada	3.94
Ireland	3.90
Portugal	1.79

TOTAL	92.56%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2014

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.91%	2.38%	2.94%	2.91%	2.38%	2.94%
Since Inception	7.33%	7.31%	7.48%	20.04%	19.96%	20.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Beginning Account Value (5/1/14)	Ending Account Value (10/31/14)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$981.40	$2.00	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

The iShares Global High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2014, the total return for the Fund was 2.91%, net of fees, while the total return for the Index was 2.94%.

As represented by the Index, global high-yield corporate bonds posted positive returns for the reporting period and outperformed the broad global bond indexes. In general, bonds advanced as evidence of slowing growth in Europe and other regions of the world eased concerns about the possibility of rising global interest rates. Bond markets worldwide were also buffeted by geopolitical developments in Ukraine and the Middle East.

High-yield corporate bonds outperformed during the reporting period due, in part, to continued strong investor demand for yield. As of October 31, 2014, the Index’s 12-month trailing yield was 5.74%, which was well above the 2.35% yield of the 10-year U.S. Treasury bond. This yield advantage helped attract investor demand to the high-yield segment of the global bond market.

Currency fluctuations had a negative impact on Index performance during the reporting period. Although U.S. high-yield bonds comprised approximately 60% of the Index as of October 31, 2014, most of the non-U.S. bonds in the Index were denominated in euros. The U.S. dollar appreciated by 8.5% against the euro for the reporting period, and a stronger U.S. dollar decreases returns on non-U.S. dollar-denominated investments for U.S. investors. Among the remaining currencies represented in the Index, the U.S. dollar rallied by 0.5% against the British pound and 8% versus the Canadian dollar.

BOND CREDIT QUALITY

As of 10/31/14

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Baa	0.46%
Ba	48.35
B	38.63
Caa	9.89
Ca	0.18
C	0.01
Not Rated	2.48

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/14

Country	Percentage of Total Investments[2]

United States	60.36%
Luxembourg	8.45
United Kingdom	5.96
France	4.84
Italy	4.60
Canada	3.61
Netherlands	3.44
Germany	2.45
Ireland	1.76
Spain	1.17

TOTAL	96.64%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2014 and held through October 31, 2014, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 93.73%

ARGENTINA — 0.24%
YPF SA
8.75%, 04/04/24[b]	$40	$41,350
8.88%, 12/19/18[b]	20	20,900

		62,250
AUSTRIA — 0.83%
JBS Investments GmbH
7.25%, 04/03/24 (Call 04/03/19)[b,c]	200	212,500

		212,500
BERMUDA — 2.50%
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/16)[b]	200	202,000
Li & Fung Ltd.
5.25%, 05/13/20[b]	100	108,213
Noble Group Ltd.
6.75%, 01/29/20[b]	100	111,755
Ooredoo International Finance Ltd.
5.00%, 10/19/25[b]	200	217,250

		639,218
BRAZIL — 5.85%
Banco Bradesco SA/Cayman Islands
5.90%, 01/16/21[b]	100	106,405
Banco BTG Pactual SA/ Cayman Islands
4.00%, 01/16/20[b]	200	190,250
Banco do Brasil SA
5.88%, 01/19/23[b]	200	208,240
Banco Votorantim SA
7.38%, 01/21/20[b]	100	109,670
BRF SA
5.88%, 06/06/22[b]	200	220,000
Caixa Economica Federal
2.38%, 11/06/17[b]	150	146,812
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19[b]	100	109,250
Itau Unibanco Holding SA/ Cayman Island
5.13%, 05/13/23[b]	200	200,000
6.20%, 04/15/20[b]	100	109,250

Security	Principal (000s)	Value

Telemar Norte Leste SA
5.50%, 10/23/20[b]	$100	$97,500

		1,497,377
BRITISH VIRGIN ISLANDS — 4.66%
CNOOC Finance 2012 Ltd.
5.00%, 05/02/42[b]	200	216,664
Gerdau Trade Inc.
5.75%, 01/30/21[b]	100	106,270
GTL Trade Finance Inc.
5.89%, 04/29/24 (Call 01/29/24)[b]	150	155,625
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	100	106,609
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23[b]	200	190,900
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	200	208,904
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24[b]	200	207,717

		1,192,689
CANADA — 0.37%
Pacific Rubiales Energy Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	100	95,750

		95,750
CAYMAN ISLANDS — 12.81%
ADCB Finance (Cayman) Ltd.
2.50%, 03/06/18[b]	200	201,500
Agile Property Holdings Ltd.
8.88%, 04/28/17 (Call 12/01/14)[b]	100	95,500
Baidu Inc.
2.25%, 11/28/17	200	201,229
Braskem Finance Ltd.
5.38%, 05/02/22[b]	200	204,000
Country Garden Holdings Co. Ltd.
11.13%, 02/23/18 (Call 02/23/15)[b]	200	213,750
Hutchison Whampoa International Ltd.
5.75%, 09/11/19[b]	100	114,600
7.63%, 04/09/19[b]	100	121,640
Marfrig Overseas Ltd.
9.50%, 05/04/20 (Call 05/04/15)[b]	100	105,625
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/21 (Call 06/30/20)[b]	177	186,507

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Petrobras International Finance Co. SA
3.50%, 02/06/17	$75	$76,184
5.38%, 01/27/21	200	204,772
5.75%, 01/20/20	100	105,563
5.88%, 03/01/18	100	107,473
6.75%, 01/27/41	75	77,230
6.88%, 01/20/40[c]	75	78,647
7.88%, 03/15/19	100	114,673
QNB Finance Ltd.
2.13%, 02/14/18[b]	200	200,000
Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[b]	200	198,000
Swire Pacific MTN Financing Ltd.
5.50%, 08/19/19[b]	100	112,289
Vale Overseas Ltd.
4.38%, 01/11/22[c]	50	50,784
4.63%, 09/15/20	75	79,130
5.63%, 09/15/19	75	84,297
6.25%, 01/23/17	50	54,810
6.88%, 11/21/36	100	113,073
6.88%, 11/10/39	100	113,362
8.25%, 01/17/34	50	63,159

		3,277,797
CHILE — 2.51%
Banco del Estado de Chile
4.13%, 10/07/20[b]	150	157,834
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	37	38,034
Cencosud SA
5.50%, 01/20/21[b]	150	160,128
Corporacion Nacional del Cobre de Chile
4.25%, 07/17/42[b]	200	182,646
Empresa Nacional del Petroleo
4.75%, 12/06/21[b]	100	104,187

		642,829
CHINA — 0.79%
Kaisa Group Holdings Ltd.
8.88%, 03/19/18 (Call 03/19/16)[b]	200	202,000

		202,000
COLOMBIA — 1.67%
Bancolombia SA
5.13%, 09/11/22	50	51,000

Security	Principal (000s)	Value

6.13%, 07/26/20[c]	$147	$159,642
Ecopetrol SA
5.88%, 05/28/45	50	51,375
7.38%, 09/18/43	50	61,375
7.63%, 07/23/19	87	103,748

		427,140
HONG KONG — 1.29%
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[b]	200	217,461
CITIC Ltd.
6.63%, 04/15/21[b]	100	113,669

		331,130
INDIA — 2.90%
Axis Bank Ltd./Dubai
4.75%, 05/02/16[b]	100	103,854
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[b]	200	211,256
ICICI Bank Ltd.
6.38%, 04/30/22 (Call 04/30/17)[b,d]	100	103,380
ICICI Bank Ltd./Hong Kong
5.00%, 01/15/16[b]	116	120,336
State Bank of India/London
3.62%, 04/17/19[b]	200	204,151

		742,977
INDONESIA — 1.51%
Pertamina Persero PT
4.30%, 05/20/23[b]	200	194,500
5.63%, 05/20/43[b]	200	191,500

		386,000
IRELAND — 2.37%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.70%, 08/07/18[b]	100	111,125
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.88%, 09/25/17[b]	100	104,200
Metalloinvest Finance Ltd.
5.63%, 04/17/20[b]	200	181,250
Mobile Telesystems OJSC via MTS International Funding Ltd.
8.63%, 06/22/20[b]	100	108,790

18	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

Vnesheconombank Via VEB Finance PLC
6.90%, 07/09/20[b]	$100	$102,125

		607,490
ISLE OF MAN — 0.19%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	50	47,378

		47,378
ISRAEL — 0.89%
Israel Electric Corp. Ltd.
6.88%, 06/21/23[b]	200	229,000

		229,000
KAZAKHSTAN — 1.50%
BTA Bank JSC
5.50%, 12/21/22[b]	100	74,250
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	200	196,400
7.00%, 05/05/20[b]	100	112,650

		383,300
LUXEMBOURG — 5.64%
CSN Resources SA
6.50%, 07/21/20[b]	100	102,250
Evraz Group SA
9.50%, 04/24/18[b]	100	102,375
Gazprom OAO Via Gaz Capital SA
7.29%, 08/16/37[b]	100	106,500
8.15%, 04/11/18[b]	100	110,464
9.25%, 04/23/19[b]	100	115,520
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[b]	200	197,500
Rosneft Finance SA
7.25%, 02/02/20[b]	100	104,750
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/17[b]	100	100,250
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/22[b]	200	199,250
Severstal OAO Via Steel Capital SA
6.70%, 10/25/17[b]	100	103,350
VTB Bank OJSC Via VTB Capital SA
6.25%, 06/30/35[b]	100	101,000
6.55%, 10/13/20[b]	100	100,363

		1,443,572

Security	Principal (000s)	Value

MALAYSIA — 0.95%
Penerbangan Malaysia Bhd
5.63%, 03/15/16[b]	$100	$105,997
Petroliam Nasional Bhd
7.63%, 10/15/26[b]	100	138,203

		244,200
MEXICO — 10.61%
America Movil SAB de CV
5.00%, 10/16/19	125	140,149
5.00%, 03/30/20	100	110,235
6.13%, 03/30/40	100	119,570
6.38%, 03/01/35	100	123,713
Banco Santander Mexico SA
4.13%, 11/09/22[b]	150	151,875
BBVA Bancomer SA/Texas
6.75%, 09/30/22[b]	150	169,875
7.25%, 04/22/20[b]	100	113,810
Coca-Cola FEMSA SAB de CV
3.88%, 11/26/23	150	156,105
Comision Federal de Electricidad
4.88%, 01/15/24[b,c]	200	211,000
Empresas ICA SAB de CV
8.90%, 02/04/21 (Call 02/04/16)[b]	100	105,750
Grupo Bimbo SAB de CV
4.50%, 01/25/22[b]	100	105,398
Grupo Televisa SAB
6.63%, 01/15/40	56	67,193
Petroleos Mexicanos
3.50%, 01/30/23	75	72,593
4.88%, 01/24/22	75	79,950
4.88%, 01/18/24	100	105,750
5.50%, 01/21/21	150	165,832
5.50%, 06/27/44	75	78,187
5.75%, 03/01/18	100	110,530
6.38%, 01/23/45	150	172,110
6.50%, 06/02/41	115	134,550
6.63%, 06/15/35	100	118,000
6.63%, 06/15/38	25	29,038
8.00%, 05/03/19	60	72,894

		2,714,107
MOROCCO — 0.82%
OCP SA
5.63%, 04/25/24[b]	200	209,790

		209,790

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

NETHERLANDS — 6.30%
Kazakhstan Temir Zholy Finance BV
6.38%, 10/06/20[b]	$200	$218,500
LUKOIL International Finance BV
6.66%, 06/07/22[b]	120	124,871
7.25%, 11/05/19[b]	100	107,375
Majapahit Holding BV
7.75%, 01/20/20[b]	120	139,650
7.88%, 06/29/37[b]	100	120,500
Petrobras Global Finance BV
3.00%, 01/15/19	50	48,737
3.25%, 03/17/17	200	202,178
4.38%, 05/20/23	100	95,329
5.63%, 05/20/43	100	91,227
6.25%, 03/17/24	50	53,163
VimpelCom Holdings BV
7.50%, 03/01/22[b]	200	199,500
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[b]	200	210,000

		1,611,030
PERU — 0.84%
Banco de Credito del Peru/Panama
5.38%, 09/16/20[b]	100	109,000
BBVA Banco Continental SA
5.00%, 08/26/22[b]	100	105,400

		214,400
PHILIPPINES — 0.51%
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[b]	100	130,000

		130,000
QATAR — 0.44%
Qatari Diar Finance QSC
5.00%, 07/21/20[b]	100	112,500

		112,500
RUSSIA — 0.69%
Gazprom OAO Via Gaz Capital SA
4.38%, 09/19/22[b]	200	176,750

		176,750
SINGAPORE — 3.61%
ABJA Investment Co. Pte Ltd.
4.85%, 01/31/20[b]	200	205,752

Security	Principal (000s)	Value

DBS Bank Ltd.
3.63%, 09/21/22 (Call 09/21/17)[b,d]	$200	$206,104
Flextronics International Ltd.
4.63%, 02/15/20	100	101,500
Oversea-Chinese Banking Corp. Ltd.
3.75%, 11/15/22 (Call 11/15/17)[b,d]	100	103,330
PSA International Pte Ltd.
3.88%, 02/11/21[b]	100	105,958
United Overseas Bank Ltd.
3.75%, 09/19/24 (Call 09/19/19)[b,d]	200	201,834

		924,478
SOUTH AFRICA — 0.81%
Eskom Holdings Ltd.
5.75%, 01/26/21[b]	200	206,540

		206,540
SOUTH KOREA — 4.89%
Hana Bank
4.00%, 11/03/16[b]	200	209,982
Korea Development Bank (The)
3.25%, 03/09/16	100	102,878
3.88%, 05/04/17	200	210,702
Korea Finance Corp.
3.25%, 09/20/16	100	103,562
Korea Gas Corp.
4.25%, 11/02/20[b]	100	108,127
Korea Hydro & Nuclear Power Co. Ltd.
3.00%, 09/19/22[b]	200	196,723
National Agricultural Cooperative Federation
4.25%, 01/28/16[b]	100	103,553
POSCO
4.25%, 10/28/20[b]	100	106,883
Woori Bank Co. Ltd.
6.21%, 05/02/37 (Call 05/02/17)[b,d]	100	107,877

		1,250,287
THAILAND — 2.07%
Bangkok Bank PCL/Hong Kong
4.80%, 10/18/20[b]	100	108,351
PTT PCL
3.38%, 10/25/22[b]	200	195,418
PTTEP Canada International Finance Ltd.
5.69%, 04/05/21[b]	200	226,962

		530,731

20	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)	Value

TURKEY — 2.96%
Akbank TAS
6.50%, 03/09/18[b]	$150	$162,975
Turkiye Garanti Bankasi AS
5.25%, 09/13/22[b]	200	203,000
Turkiye Is Bankasi
3.88%, 11/07/17[b]	200	201,140
Yapi ve Kredi Bankasi AS
4.00%, 01/22/20[b]	200	191,500

		758,615
UNITED ARAB EMIRATES — 2.42%
Abu Dhabi National Energy Co.
5.88%, 10/27/16[b]	100	109,000
6.50%, 10/27/36[b]	100	125,500
Dolphin Energy Ltd.
5.89%, 06/15/19[b]	135	147,403
DP World Ltd.
6.85%, 07/02/37[b]	100	114,750
Dubai Electricity & Water Authority
7.38%, 10/21/20[b]	100	122,625

		619,278
UNITED KINGDOM — 1.34%
Standard Bank PLC
8.13%, 12/02/19[b]	100	114,500
Vedanta Resources PLC
9.50%, 07/18/18[b]	200	227,500

		342,000
UNITED STATES — 3.02%
Cemex Finance LLC
9.38%, 10/12/22 (Call 10/12/17)[b]	200	230,500
Hyundai Capital America
2.13%, 10/02/17[b]	50	50,532
2.55%, 02/06/19[b]	100	100,769
Reliance Holdings USA Inc.
5.40%, 02/14/22[b]	250	272,218
Southern Copper Corp.
7.50%, 07/27/35	100	118,348

		772,367
VENEZUELA — 2.93%
Petroleos de Venezuela SA Series 2016
5.13%, 10/28/16	75	55,875

Security	Principal or Shares (000s)	Value

5.25%, 04/12/17[b]	$100	$66,300
5.38%, 04/12/27[b]	100	47,500
5.50%, 04/12/37[b]	50	23,250
6.00%, 05/16/24[b]	150	77,160
6.00%, 11/15/26[b]	175	85,575
8.50%, 11/02/17[b]	195	147,693
9.00%, 11/17/21[b]	75	47,531
9.75%, 05/17/35[b]	130	79,365
12.75%, 02/17/22[b]	150	119,063

		749,312

TOTAL CORPORATE BONDS & NOTES
(Cost: $24,284,837)		23,986,782

FOREIGN GOVERNMENT OBLIGATIONS[a] — 3.62%

BRAZIL — 0.85%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[b]	100	107,000
6.50%, 06/10/19[b]	100	111,200

		218,200
CAYMAN ISLANDS — 1.10%
International Petroleum Investment Co.
5.00%, 11/15/20[b]	250	280,625

		280,625
SOUTH KOREA — 1.67%
Export-Import Bank of Korea (The)
4.00%, 01/11/17	200	210,762
4.38%, 09/15/21	200	217,065

		427,827

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $911,792)		926,652

SHORT-TERM INVESTMENTS — 5.37%

MONEY MARKET FUNDS — 5.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[e,f,g]	657	656,843
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[e,f,g]	63	62,982

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS CORPORATE BOND ETF

October 31, 2014

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	654	$653,764

		1,373,589

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,373,589)		1,373,589

TOTAL INVESTMENTS IN SECURITIES — 102.72%
(Cost: $26,570,218)		26,287,023
Other Assets, Less Liabilities — (2.72)%		(695,899)

NET ASSETS — 100.00%		$25,591,124

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

22	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 41.77%

ARGENTINA — 0.47%
YPF SA
8.75%, 04/04/24[b]	$600	$620,250
8.88%, 12/19/18[b]	300	313,500

		933,750
AUSTRIA — 0.54%
JBS Investments GmbH
7.25%, 04/03/24 (Call 04/03/19)[b]	400	425,000
7.75%, 10/28/20 (Call 10/28/17)[b]	600	657,378

		1,082,378
BARBADOS — 0.32%
Columbus International Inc.
7.38%, 03/30/21 (Call 03/30/18)[b]	600	636,000

		636,000
BERMUDA — 1.35%
Digicel Group Ltd.
7.13%, 04/01/22 (Call 04/01/17)[b]	600	603,000
8.25%, 09/30/20 (Call 09/30/16)[b]	900	940,500
Digicel Ltd.
6.00%, 04/15/21 (Call 04/15/16)[b]	1,000	1,010,000
8.25%, 09/01/17 (Call 12/01/14)[b]	130	133,087

		2,686,587
BRAZIL — 2.63%
Banco BTG Pactual SA/Cayman Islands
5.75%, 09/28/22[b]	500	484,400
Banco Daycoval SA
5.75%, 03/19/19[b]	300	307,950
Banco do Brasil SA
5.88%, 01/19/23[b]	400	416,480
Banco Votorantim SA
5.25%, 02/11/16[b]	400	413,800
Caixa Economica Federal
7.25%, 07/23/24 (Call 07/23/19)[b,c]	200	202,000
Centrais Eletricas Brasileiras SA
5.75%, 10/27/21[b]	1,000	1,016,250
6.88%, 07/30/19[b]	600	655,500
Oi SA
5.75%, 02/10/22[b]	800	756,000

Security	Principal (000s)	Value

Telemar Norte Leste SA
5.50%, 10/23/20[b]	$1,000	$975,000

		5,227,380
BRITISH VIRGIN ISLANDS — 0.67%
Franshion Brilliant Ltd.
5.75%, 03/19/19[b]	200	206,500
Gold Fields Orogen Holding BVI Ltd.
4.88%, 10/07/20[b]	600	534,000
Trillion Chance Ltd.
8.50%, 01/10/19 (Call 01/10/17)[b]	600	590,623

		1,331,123
CANADA — 0.92%
Pacific Rubiales Energy Corp.
5.13%, 03/28/23 (Call 03/28/18)[b]	600	574,500
5.38%, 01/26/19 (Call 01/26/17)[b]	500	501,250
7.25%, 12/12/21 (Call 12/12/16)[b]	700	747,250

		1,823,000
CAYMAN ISLANDS — 4.06%
Agile Property Holdings Ltd.
8.38%, 02/18/19 (Call 02/18/17)[b]	400	361,267
8.88%, 04/28/17 (Call 12/01/14)[b]	400	382,000
9.88%, 03/20/17[b]	200	195,000
Country Garden Holdings Co. Ltd.
7.25%, 04/04/21 (Call 10/04/17)[b]	200	197,000
7.50%, 01/10/23 (Call 01/10/18)[b]	500	488,750
7.88%, 05/27/19 (Call 05/27/17)[b]	400	415,000
11.13%, 02/23/18 (Call 02/23/15)[b]	600	641,250
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 10/30/16)[b]	900	842,715
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	350	356,895
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[b]	400	353,500
Greenland Hong Kong Holdings Ltd.
4.75%, 10/18/16[b]	400	402,520
Greentown China Holdings Ltd.
8.50%, 02/04/18 (Call 02/04/16)[b]	400	398,000
Kaisa Group Holdings Ltd.
10.25%, 01/08/20 (Call 01/08/17)[b]	600	623,700
KWG Property Holding Ltd.
8.98%, 01/14/19 (Call 01/14/17)[b]	400	399,000
Marfrig Overseas Ltd.
9.50%, 05/04/20 (Call 05/04/15)[b]	400	422,500

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

MCE Finance Ltd.
5.00%, 02/15/21 (Call 02/15/16)[b]	$600	$591,000
Shimao Property Holdings Ltd.
6.63%, 01/14/20 (Call 01/14/17)[b]	600	594,000
8.13%, 01/22/21 (Call 01/22/18)[b]	200	209,500
SOHO China Ltd.
5.75%, 11/07/17 (Call 11/07/15)[b]	200	204,000

		8,077,597
COLOMBIA — 0.73%
Banco Davivienda SA
5.88%, 07/09/22[b]	200	203,500
Bancolombia SA
5.13%, 09/11/22	800	816,000
6.13%, 07/26/20	400	434,400

		1,453,900
HONG KONG — 0.26%
China CITIC Bank International Ltd.
6.88%, 06/24/20[b]	300	332,617
Yancoal International Resources Development Co. Ltd.
5.73%, 05/16/22[b]	200	182,986

		515,603
INDIA — 0.56%
ICICI Bank Ltd.
6.38%, 04/30/22 (Call 04/30/17)[b,c]	500	516,900
IDBI Bank Ltd.
3.75%, 01/25/19[b]	200	198,702
IDBI Bank Ltd./DIFC Dubai
4.38%, 03/26/18[b]	400	409,644

		1,125,246
INDONESIA — 3.40%
Pertamina Persero PT
6.45%, 05/30/44[b]	800	852,000
Pertamina Persero PT
4.30%, 05/20/23[b]	1,700	1,653,250
4.88%, 05/03/22[b]	200	204,000
5.25%, 05/23/21[b]	400	420,000
5.63%, 05/20/43[b]	1,200	1,149,000
6.00%, 05/03/42[b]	600	600,000
Perusahaan Gas Negara Persero Tbk PT
5.13%, 05/16/24[b]	800	821,000

Security	Principal (000s)	Value

Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	$700	$633,500
5.50%, 11/22/21[b]	400	425,000

		6,757,750
IRELAND — 3.16%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.50%, 09/26/19[b]	400	395,500
7.75%, 04/28/21[b]	500	506,875
7.88%, 09/25/17[b]	600	625,200
Bank Otkritie Financial Corp OJSC via OFCB Capital PLC
7.25%, 04/25/18[b]	400	381,000
Credit Bank of Moscow Via CBOM Finance PLC
7.70%, 02/01/18[b]	200	194,000
Gazprombank OAO Via GPB Eurobond Finance PLC
7.50%, 12/28/23 (Call 12/28/18)[b,c]	400	379,500
Metalloinvest Finance Ltd.
5.63%, 04/17/20[b]	600	543,750
6.50%, 07/21/16[b]	400	403,000
Mobile Telesystems OJSC via MTS International Funding Ltd.
5.00%, 05/30/23[b]	400	358,500
8.63%, 06/22/20[b]	200	217,580
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.45%, 02/19/18[b]	400	385,500
Sibur Securities Ltd.
3.91%, 01/31/18[b]	700	650,125
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.75%, 02/02/21[b]	600	610,500
9.13%, 04/30/18[b]	600	647,250

		6,298,280
ISLE OF MAN — 0.39%
AngloGold Ashanti Holdings PLC
5.13%, 08/01/22	500	473,777
5.38%, 04/15/20	300	296,464

		770,241

24	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

KAZAKHSTAN — 0.47%
BTA Bank JSC
5.50%, 12/21/22[b]	$400	$297,000
Halyk Savings Bank of Kazakhstan JSC
7.25%, 05/03/17[b]	400	424,480
7.25%, 01/28/21[b]	200	214,240

		935,720
LUXEMBOURG — 4.77%
ALROSA Finance SA
7.75%, 11/03/20[b]	600	621,750
CSN Resources SA
6.50%, 07/21/20[b]	600	613,500
Evraz Group SA
6.50%, 04/22/20[b]	800	715,176
7.40%, 04/24/17[b]	200	198,520
9.50%, 04/24/18[b]	600	614,250
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[b]	400	395,000
6.63%, 10/15/21 (Call 10/15/17)[b]	400	428,000
Minerva Luxembourg SA
7.75%, 01/31/23 (Call 01/31/18)[b]	600	627,000
Promsvyazbank OJSC via PSB Finance SA
10.20%, 11/06/19[b]	200	184,000
Puma International Financing SA
6.75%, 02/01/21 (Call 02/01/17)[b]	400	411,000
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.10%, 07/25/18[b]	1,000	957,550
6.30%, 05/15/17[b]	600	601,500
Russian Standard Bank Via Russian Standard Finance SA
9.25%, 07/11/17[b]	300	287,625
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[b]	1,000	898,180
Severstal OAO Via Steel Capital SA
5.90%, 10/17/22[b]	200	190,200
6.70%, 10/25/17[b]	500	516,750
TMK OAO Via TMK Capital SA
6.75%, 04/03/20[b]	200	180,250
7.75%, 01/27/18[b]	300	300,375

Security	Principal (000s)	Value

VTB Bank OJSC Via VTB Capital SA
6.95%, 10/17/22[b]	$800	$761,600

		9,502,226
MEXICO — 2.40%
Axtel SAB de CV CPO
1.00%, 01/31/20 (Call 01/31/16)[b,d]	100	100,000
Banco Santander Mexico SA
5.95%, 01/30/24 (Call 01/30/19)[b,c]	800	852,000
BBVA Bancomer SA/Texas
7.25%, 04/22/20[b]	600	682,860
Cemex SAB de CV
5.70%, 01/11/25 (Call 01/11/20)[b]	600	587,820
5.88%, 03/25/19 (Call 03/25/16)[b]	400	414,500
6.50%, 12/10/19 (Call 12/10/17)[b]	400	428,500
7.25%, 01/15/21 (Call 01/15/18)[b]	500	539,375
9.50%, 06/15/18 (Call 06/15/16)[b]	400	446,800
Empresas ICA SAB de CV
8.88%, 05/29/24 (Call 05/29/19)[b]	400	406,000
8.90%, 02/04/21 (Call 02/04/16)[b]	300	317,250

		4,775,105
NETHERLANDS — 3.37%
Majapahit Holding BV
7.75%, 10/17/16[b]	600	660,000
7.75%, 01/20/20[b]	1,000	1,163,750
7.88%, 06/29/37[b]	200	241,000
8.00%, 08/07/19[b]	200	234,500
Marfrig Holding Europe BV
6.88%, 06/24/19 (Call 06/24/17)[b]	400	406,000
8.38%, 05/09/18[b]	400	421,000
Metinvest BV
8.75%, 02/14/18[b]	300	209,448
Myriad International Holdings BV
6.00%, 07/18/20[b]	400	434,000
VimpelCom Holdings BV
5.20%, 02/13/19[b]	400	388,588
5.95%, 02/13/23[b]	500	459,415
6.25%, 03/01/17[b]	400	404,020
7.50%, 03/01/22[b]	850	847,875
VTR Finance BV
6.88%, 01/15/24 (Call 01/15/19)[b]	800	840,000

		6,709,596

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

SINGAPORE — 0.64%
ABJA Investment Co. Pte Ltd.
4.85%, 01/31/20[b]	$200	$205,752
5.95%, 07/31/24[b]	600	609,750
Flextronics International Ltd.
5.00%, 02/15/23	450	459,000

		1,274,502
SOUTH AFRICA — 0.22%
Myriad International Holdings BV
6.38%, 07/28/17[b]	400	434,000

		434,000
SOUTH KOREA — 0.38%
Woori Bank Co. Ltd.
6.21%, 05/02/37 (Call 05/02/17)[b,c]	700	755,139

		755,139
SRI LANKA — 0.54%
Bank of Ceylon
5.33%, 04/16/18[b]	200	203,000
6.88%, 05/03/17[b]	400	422,500
National Savings Bank
8.88%, 09/18/18[b]	400	453,520

		1,079,020
TURKEY — 1.15%
Finansbank AS
5.50%, 05/11/16[b]	200	206,240
Finansbank AS/Turkey
6.25%, 04/30/19[b]	400	418,680
Turkiye Is Bankasi AS
6.00%, 10/24/22[b]	500	498,125
Turkiye Vakiflar Bankasi Tao
6.00%, 11/01/22[b]	600	586,524
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22[b]	600	570,730

		2,280,299
UNITED KINGDOM — 1.34%
Oschadbank Via SSB #1 PLC
8.25%, 03/10/16[b]	400	323,596
Vedanta Resources PLC
6.00%, 01/31/19[b]	800	816,000
6.75%, 06/07/16[b]	200	209,300
7.13%, 05/31/23[b]	200	203,500

Security	Principal (000s)	Value

8.25%, 06/07/21[b]	$600	$654,000
9.50%, 07/18/18[b]	400	455,000

		2,661,396
UNITED STATES — 1.55%
Cemex Finance LLC
6.00%, 04/01/24 (Call 04/01/19)[b]	400	407,880
9.38%, 10/12/22 (Call 10/12/17)[b]	1,100	1,267,750
JBS USA LLC/JBS USA Finance Inc.
5.88%, 07/15/24 (Call 07/15/19)[b]	500	502,500
7.25%, 06/01/21 (Call 06/01/15)[b]	450	479,250
8.25%, 02/01/20 (Call 02/01/15)[b]	400	428,000

		3,085,380
VENEZUELA — 5.48%
Petroleos de Venezuela SA
Series 2016
5.13%, 10/28/16	600	447,000
5.25%, 04/12/17[b]	1,700	1,127,100
5.38%, 04/12/27[b]	1,570	745,750
5.50%, 04/12/37[b]	820	381,300
6.00%, 05/16/24[b]	2,675	1,376,020
6.00%, 11/15/26[b]	2,500	1,222,500
8.50%, 11/02/17[b]	3,400	2,575,160
9.00%, 11/17/21[b]	1,250	792,187
9.75%, 05/17/35[b]	1,600	976,800
12.75%, 02/17/22[b]	1,600	1,270,000

		10,913,817

TOTAL CORPORATE BONDS & NOTES
(Cost: $86,198,437)		83,125,035

FOREIGN GOVERNMENT OBLIGATIONS[a] — 56.19%

ARGENTINA — 2.34%
Argentine Republic Government International Bond
2.50%, 12/31/38[e]	2,855	1,547,410
8.28%, 12/31/33[e]	3,014	2,642,491
8.75%, 06/02/17[e]	525	462,000

		4,651,901
BELARUS — 0.27%
Republic of Belarus
8.95%, 01/26/18[b]	500	538,225

		538,225

26	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

COSTA RICA — 0.78%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	$600	$570,000
4.38%, 04/30/25[b]	200	186,000
5.63%, 04/30/43[b]	200	175,000
7.00%, 04/04/44[b]	600	619,500

		1,550,500
CROATIA — 2.75%
Croatia Government International Bond
5.50%, 04/04/23[b]	1,000	1,046,880
6.00%, 01/26/24[b]	800	865,000
6.25%, 04/27/17[b]	900	963,846
6.38%, 03/24/21[b]	900	988,875
6.63%, 07/14/20[b]	200	221,876
6.75%, 11/05/19[b]	1,250	1,385,938

		5,472,415
DOMINICAN REPUBLIC — 1.39%
Dominican Republic International Bond
5.88%, 04/18/24[b]	600	633,000
6.60%, 01/28/24[b]	300	332,250
7.45%, 04/30/44[b]	800	894,000
7.50%, 05/06/21[b]	800	910,000

		2,769,250
ECUADOR — 0.74%
Ecuador Government International Bond
7.95%, 06/20/24[b]	1,000	1,047,500
9.38%, 12/15/15[b]	400	416,000

		1,463,500
EGYPT — 0.47%
Egypt Government International Bond
5.75%, 04/29/20[b]	600	635,370
6.88%, 04/30/40[b]	300	305,250

		940,620
EL SALVADOR — 1.22%
EI Salvador Government International Bond
5.88%, 01/30/25[b]	600	598,500
6.38%, 01/18/27[b]	300	307,500

Security	Principal (000s)	Value

7.63%, 02/01/41[b]	$450	$486,000
7.65%, 06/15/35[b]	500	545,000
7.75%, 01/24/23[b]	120	136,200
8.25%, 04/10/32[b]	300	349,500

		2,422,700
GUATEMALA — 0.37%
Guatemala Government Bond
4.88%, 02/13/28[b]	300	306,750
5.75%, 06/06/22[b]	400	439,000

		745,750
HUNGARY — 4.47%
Hungary Government International Bond
4.00%, 03/25/19	500	512,250
4.13%, 02/19/18	900	929,466
5.38%, 02/21/23	1,300	1,397,500
5.38%, 03/25/24	1,000	1,070,100
5.75%, 11/22/23	900	990,000
6.25%, 01/29/20	1,200	1,348,500
6.38%, 03/29/21	1,500	1,702,314
7.63%, 03/29/41	732	946,110

		8,896,240
INDONESIA — 8.55%
Indonesia Government International Bond
3.38%, 04/15/23[b]	900	861,750
3.75%, 04/25/22[b]	1,200	1,194,000
4.63%, 04/15/43[b]	1,100	1,028,500
4.88%, 05/05/21[b]	1,700	1,816,875
5.25%, 01/17/42[b]	1,000	1,002,500
5.38%, 10/17/23[b]	400	439,500
5.88%, 03/13/20[b]	800	895,000
5.88%, 01/15/24[b]	1,000	1,137,500
6.63%, 02/17/37[b]	600	700,500
6.75%, 01/15/44[b]	1,000	1,226,250
6.88%, 01/17/18[b]	1,000	1,128,800
7.50%, 01/15/16[b]	1,000	1,070,000
7.75%, 01/17/38[b]	1,200	1,579,500
8.50%, 10/12/35[b]	950	1,325,250
11.63%, 03/04/19[b]	1,200	1,608,000

		17,013,925

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

JAMAICA — 0.58%
Jamaica Government International Bond
7.63%, 07/09/25	$400	$427,500
8.00%, 06/24/19	400	432,000
8.00%, 03/15/39	300	303,750

		1,163,250
LEBANON — 2.84%
Lebanon Government International Bond
4.75%, 11/02/16[b]	300	303,450
5.15%, 11/12/18[b]	650	654,875
6.00%, 05/20/19[b]	200	206,500
6.15%, 06/19/20	400	412,213
6.38%, 03/09/20	1,000	1,045,000
8.25%, 04/12/21[b]	1,300	1,490,125
8.50%, 01/19/16[b]	330	348,150
9.00%, 03/20/17	1,080	1,198,800

		5,659,113
MOROCCO — 0.61%
Morocco Government International Bond
4.25%, 12/11/22[b]	800	811,040
5.50%, 12/11/42[b]	400	407,000

		1,218,040
NIGERIA — 0.42%
Nigeria Government International Bond
5.13%, 07/12/18[b]	400	410,000
6.38%, 07/12/23[b]	200	212,000
6.75%, 01/28/21[b]	200	216,250

		838,250
PAKISTAN — 0.91%
Pakistan Government International Bond
6.88%, 06/01/17[b]	400	409,000
7.13%, 03/31/16[b]	300	306,000
7.25%, 04/15/19[b]	600	619,500
8.25%, 04/15/24[b]	450	469,125

		1,803,625

Security	Principal (000s)	Value

SERBIA — 1.56%
Republic of Serbia
4.88%, 02/25/20[b]	$1,000	$1,015,000
5.25%, 11/21/17[b]	400	414,000
5.88%, 12/03/18[b]	500	529,690
7.25%, 09/28/21[b]	1,000	1,149,500

		3,108,190
SLOVENIA — 2.85%
Slovenia Government International Bond
4.13%, 02/18/19[b]	800	842,000
4.75%, 05/10/18[b]	600	644,250
5.25%, 02/18/24[b]	1,000	1,076,880
5.50%, 10/26/22[b]	1,400	1,538,250
5.85%, 05/10/23[b]	1,400	1,570,632

		5,672,012
SRI LANKA — 1.36%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	400	416,000
6.00%, 01/14/19[b]	800	848,000
6.25%, 10/04/20[b]	1,050	1,118,250
6.25%, 07/27/21[b]	299	317,688

		2,699,938
TURKEY — 12.85%
Turkey Government International Bond
3.25%, 03/23/23	1,000	932,900
4.88%, 04/16/43	700	677,166
5.13%, 03/25/22	642	682,446
5.38%, 11/04/16[b]	400	421,100
5.63%, 03/30/21	1,150	1,259,227
5.75%, 03/22/24	1,400	1,546,020
5.88%, 04/24/19[b]	200	212,660
6.00%, 01/14/41	1,600	1,773,120
6.25%, 09/26/22	1,400	1,589,000
6.63%, 02/17/45	800	958,240
6.75%, 04/03/18	1,250	1,396,875
6.75%, 05/30/40	1,050	1,265,701
6.88%, 03/17/36	1,420	1,718,200
7.00%, 09/26/16	1,100	1,202,564
7.00%, 03/11/19	800	916,360
7.00%, 06/05/20	1,250	1,454,375

28	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS HIGH YIELD BOND ETF

October 31, 2014

Security	Principal (000s)	Value

7.25%, 03/05/38	$610	$773,785
7.38%, 02/05/25	1,720	2,125,834
7.50%, 07/14/17	1,000	1,125,000
7.50%, 11/07/19	750	883,838
8.00%, 02/14/34	863	1,162,892
11.88%, 01/15/30	860	1,500,700

		25,578,003
UKRAINE — 2.33%
Ukraine Government International Bond
6.25%, 06/17/16[b]	800	712,000
6.58%, 11/21/16[b]	600	528,120
6.75%, 11/14/17[b]	300	261,750
7.50%, 04/17/23[b]	700	595,000
7.75%, 09/23/20[b]	800	704,000
7.80%, 11/28/22[b]	1,200	1,038,240
7.95%, 02/23/21[b]	900	790,875

		4,629,985
VENEZUELA — 6.03%
Venezuela Government International Bond
5.75%, 02/26/16[b]	775	658,750
6.00%, 12/09/20[b]	780	464,100
7.00%, 12/01/18[b]	550	365,750
7.00%, 03/31/38[b]	650	373,750
7.65%, 04/21/25	800	480,000
7.75%, 10/13/19[b]	1,400	906,500
8.25%, 10/13/24[b]	1,350	815,400
9.00%, 05/07/23[b]	1,080	693,900
9.25%, 09/15/27	2,220	1,476,300
9.25%, 05/07/28[b]	1,050	666,750
9.38%, 01/13/34	810	518,400
11.75%, 10/21/26[b]	1,650	1,209,450
11.95%, 08/05/31[b]	2,295	1,669,612
12.75%, 08/23/22[b]	1,650	1,311,750
13.63%, 08/15/18	450	379,350

		11,989,762
VIETNAM — 0.50%
Vietnam Government International Bond
6.75%, 01/29/20[b]	600	672,000

Security	Principal or Shares (000s)	Value

6.88%, 01/15/16[b]	$300	$316,875

		988,875

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $114,338,094)		111,814,069

SHORT-TERM INVESTMENTS — 1.05%

MONEY MARKET FUNDS — 1.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	2,102	2,102,154

		2,102,154

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,102,154)		2,102,154

TOTAL INVESTMENTS IN SECURITIES — 99.01%
(Cost: $202,638,685)		197,041,258
Other Assets, Less Liabilities — 0.99%		1,963,833

NET ASSETS — 100.00%		$199,005,091

CPO — Certificates of Participation (Ordinary)

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Issuer is in default of interest payments.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2014

Security	Principal (000s)		Value
FOREIGN GOVERNMENT OBLIGATIONS — 96.69%

BRAZIL — 14.53%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/15	BRL	27,477	$11,000,943
0.00%, 04/01/15	BRL	1,180	459,790
0.00%, 07/01/15	BRL	28,939	10,961,345
0.00%, 01/01/16	BRL	15,200	5,416,698
0.00%, 04/01/16	BRL	16,000	5,537,118
0.00%, 07/01/16	BRL	35,680	11,988,895
0.00%, 01/01/17	BRL	14,296	4,529,042
0.00%, 07/01/17	BRL	9,246	2,765,687
0.00%, 01/01/18	BRL	14,000	3,952,383
Brazil Notas do Tesouro Nacional Series F
10.00%, 01/01/15	BRL	2,986	1,213,711
10.00%, 01/01/18	BRL	19,339	7,441,784
10.00%, 01/01/19	BRL	1,138	447,936
10.00%, 01/01/21	BRL	36,947	13,772,780
10.00%, 01/01/23	BRL	4,301	1,576,506
10.00%, 01/01/25	BRL	4,760	1,782,379
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	194,624
10.25%, 01/10/28	BRL	1,420	596,140
12.50%, 01/05/16	BRL	1,400	584,035
12.50%, 01/05/22	BRL	1,633	760,440

			84,982,236
CHILE — 0.13%
Chile Government International Bond
5.50%, 08/05/20	CLP	416,000	758,869

			758,869
COLOMBIA — 4.23%
Colombia Government International Bond
7.75%, 04/14/21	COP	496,000	261,942
9.85%, 06/28/27	COP	2,998,000	1,861,721
Colombian TES
6.00%, 04/28/28	COP	1,153,000	509,345
7.50%, 08/26/26	COP	13,009,800	6,612,760
8.00%, 10/28/15	COP	21,173,000	10,595,079
10.00%, 07/24/24	COP	4,350,000	2,616,797

Security	Principal (000s)		Value
11.00%, 07/24/20	COP	1,000,000	$601,572
11.25%, 10/24/18	COP	2,929,000	1,701,371

			24,760,587
CZECH REPUBLIC — 3.88%
Czech Republic Government Bond
3.75%, 09/12/20	CZK	62,840	3,368,645
3.80%, 04/11/15	CZK	91,940	4,208,690
4.00%, 04/11/17	CZK	50,400	2,482,357
4.20%, 12/04/36	CZK	52,400	3,133,269
4.60%, 08/18/18	CZK	66,550	3,501,582
5.70%, 05/25/24	CZK	61,840	3,995,760
6.95%, 01/26/16	CZK	40,520	1,979,330

			22,669,633
HUNGARY — 2.97%
Hungary Government Bond
5.50%, 02/12/16	HUF	1,268,050	5,404,694
6.00%, 11/24/23	HUF	798,740	3,764,019
6.50%, 06/24/19	HUF	501,250	2,334,412
6.75%, 11/24/17	HUF	222,000	1,011,883
7.00%, 06/24/22	HUF	641,000	3,160,550
7.50%, 11/12/20	HUF	256,400	1,270,159
7.75%, 08/24/15	HUF	94,290	401,002

			17,346,719
INDONESIA — 4.45%
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	7,531,000	532,810
6.63%, 05/15/33	IDR	22,700,000	1,533,382
7.00%, 05/15/22	IDR	10,549,000	822,708
8.25%, 06/15/32	IDR	35,920,000	2,875,770
8.38%, 09/15/26	IDR	6,000,000	495,897
9.50%, 06/15/15	IDR	3,791,000	318,591
9.50%, 07/15/31	IDR	107,554,000	9,678,525
10.00%, 07/15/17	IDR	47,251,000	4,124,932
10.00%, 09/15/24	IDR	17,060,000	1,580,136
11.00%, 11/15/20	IDR	22,885,000	2,157,250
11.00%, 09/15/25	IDR	19,220,000	1,895,265

			26,015,266
ISRAEL — 4.05%
Israel Government Bond – Fixed
4.00%, 01/31/18	ILS	6,985	2,040,288

30	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2014

Security	Principal (000s)		Value
4.25%, 03/31/23	ILS	14,278	$4,414,098
5.50%, 01/31/22	ILS	3,150	1,044,722
5.50%, 01/31/42	ILS	5,562	1,995,592
6.00%, 02/28/19	ILS	37,490	12,012,590
Israel Government Bond – Shahar
6.50%, 01/31/16	ILS	7,620	2,166,964

			23,674,254
MALAYSIA — 4.44%
Malaysia Government Bond
3.49%, 03/31/20	MYR	6,899	2,078,394
3.73%, 06/15/28	MYR	1,800	521,435
3.84%, 08/12/15	MYR	30,383	9,271,514
4.13%, 04/15/32	MYR	7,400	2,198,684
4.39%, 04/15/26	MYR	4,230	1,325,655
5.73%, 07/30/19	MYR	31,870	10,565,134

			25,960,816
MEXICO — 8.59%
Mexican Bonos
6.25%, 06/16/16	MXN	50,271	3,884,624
6.50%, 06/10/21	MXN	59,936	4,673,081
7.25%, 12/15/16	MXN	144,781	11,485,818
7.50%, 06/03/27	MXN	42,449	3,478,661
7.75%, 12/14/17	MXN	48,350	3,934,223
7.75%, 11/13/42	MXN	30,622	2,539,646
8.00%, 06/11/20	MXN	10,320	867,092
8.00%, 12/07/23	MXN	123,426	10,504,608
8.50%, 11/18/38	MXN	29,330	2,618,944
10.00%, 12/05/24	MXN	64,800	6,282,638

			50,269,335
NIGERIA — 0.93%
Nigeria Government Bond
4.00%, 04/23/15	NGN	205,271	1,199,655
10.00%, 07/23/30	NGN	162,000	798,998
15.10%, 04/27/17	NGN	186,700	1,191,318
16.39%, 01/27/22	NGN	319,702	2,271,592

			5,461,563
PERU — 0.90%
Peru Government Bond
6.85%, 02/12/42	PEN	2,900	1,023,645
8.20%, 08/12/26	PEN	10,187	4,265,055

			5,288,700

Security	Principal (000s)		Value
PHILIPPINES — 3.67%
Philippine Government Bond
4.00%, 12/06/22	PHP	68,000	$1,503,395
4.13%, 08/20/24	PHP	50,000	1,123,354
5.00%, 08/18/18	PHP	91,870	2,173,885
7.00%, 01/27/16	PHP	196,246	4,619,030
8.00%, 07/19/31	PHP	85,300	2,706,999
8.13%, 12/16/35	PHP	164,060	5,234,520
8.50%, 11/29/32	PHP	50,000	1,596,680
Philippine Government International Bond
4.95%, 01/15/21	PHP	49,000	1,130,139
6.25%, 01/14/36	PHP	57,000	1,389,593

			21,477,595
POLAND — 4.04%
Poland Government Bond
0.00%, 07/25/15	PLN	7,145	2,099,558
0.00%, 01/25/16	PLN	9,325	2,717,134
3.75%, 04/25/18	PLN	15,000	4,738,745
4.00%, 10/25/23	PLN	9,500	3,172,411
4.75%, 10/25/16	PLN	10,657	3,354,676
5.25%, 10/25/20	PLN	4,000	1,397,728
5.75%, 09/23/22	PLN	16,598	6,130,588

			23,610,840
ROMANIA — 1.74%
Romania Government Bond
5.75%, 01/27/16	RON	10,810	3,211,508
5.85%, 04/26/23	RON	6,000	1,964,302
5.90%, 07/26/17	RON	4,290	1,329,062
6.75%, 06/11/17	RON	6,210	1,950,301
Romanian Government International Bond
4.75%, 08/29/16	RON	5,820	1,729,243

			10,184,416
RUSSIA — 4.23%
Russian Federal Bond – OFZ
6.20%, 01/31/18	RUB	121,380	2,533,265
6.80%, 12/11/19	RUB	116,500	2,385,337
6.88%, 07/15/15	RUB	176,193	4,029,799
7.40%, 04/19/17	RUB	142,140	3,128,590
7.50%, 03/15/18	RUB	55,773	1,206,836
7.50%, 02/27/19	RUB	84,000	1,793,191

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2014

Security	Principal (000s)		Value
7.60%, 04/14/21	RUB	233,256	$4,860,037
8.10%, 11/26/14	RUB	50,000	1,163,236
8.15%, 02/03/27	RUB	162,635	3,345,087
Russian Foreign Bond – Eurobond
7.85%, 03/10/18[a]	RUB	15,000	327,716

			24,773,094
SOUTH AFRICA — 4.40%
South Africa Government Bond
6.25%, 03/31/36	ZAR	43,064	3,038,220
6.50%, 02/28/41	ZAR	81,983	5,774,905
6.75%, 03/31/21	ZAR	53,460	4,670,140
8.25%, 09/15/17	ZAR	84,511	7,948,675
8.75%, 02/28/48	ZAR	29,300	2,676,970
10.50%, 12/21/26	ZAR	10,100	1,097,496
13.50%, 09/15/15	ZAR	2,667	256,012
13.50%, 09/15/16	ZAR	2,667	270,290

			25,732,708
SOUTH KOREA — 20.58%
Korea Monetary Stabilization Bond
2.74%, 02/02/15	KRW	24,268,500	22,746,851
2.84%, 12/02/14	KRW	6,704,000	6,276,630
Korea Treasury Bond
2.75%, 09/10/17	KRW	6,462,020	6,143,614
3.00%, 12/10/42	KRW	3,025,970	2,880,607
3.13%, 03/10/19	KRW	6,500,000	6,292,787
4.00%, 03/10/16	KRW	13,488,600	12,936,172
4.00%, 12/10/31	KRW	14,035,450	15,221,082
4.75%, 12/10/30	KRW	4,743,000	5,545,120
5.00%, 06/10/20	KRW	8,100,000	8,620,229
5.25%, 09/10/15	KRW	11,702,460	11,240,266
5.25%, 03/10/27	KRW	5,000,000	5,912,578
5.50%, 09/10/17	KRW	4,274,600	4,364,713
5.50%, 12/10/29	KRW	4,354,040	5,430,644
5.75%, 09/10/18	KRW	6,400,000	6,759,844

			120,371,137
THAILAND — 4.47%
Thailand Government Bond
3.13%, 12/11/15	THB	284,114	8,816,170
3.58%, 12/17/27	THB	102,640	3,200,339
3.63%, 05/22/15	THB	5,622	174,040

Security	Principal or Shares (000s)		Value
3.78%, 06/25/32	THB	44,242	$1,340,395
3.80%, 06/14/41	THB	30,000	891,627
3.88%, 06/13/19	THB	33,600	1,084,732
4.88%, 06/22/29	THB	49,500	1,738,382
5.67%, 03/13/28	THB	189,234	7,150,280
6.15%, 07/07/26	THB	45,029	1,747,075

			26,143,040
TURKEY — 4.46%
Turkey Government Bond
6.30%, 02/14/18	TRY	15,360	6,527,412
8.50%, 09/14/22	TRY	7,142	3,212,002
8.80%, 09/27/23	TRY	9,184	4,198,613
9.00%, 01/27/16	TRY	20,434	9,271,366
10.50%, 01/15/20	TRY	5,800	2,856,634

			26,066,027

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $604,738,226)			565,546,835

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]		72	71,714

			71,714

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,714)			71,714

32	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EMERGING MARKETS LOCAL CURRENCY BOND ETF

October 31, 2014

Value
TOTAL INVESTMENTS IN SECURITIES — 96.70%
(Cost: $604,809,940)	$565,618,549
Other Assets, Less Liabilities — 3.30%	19,238,171

NET ASSETS — 100.00%	$584,856,720

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

CZK  —  Czech Koruna

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NGN  —  Nigerian Naira

PEN  —  Peru Nuevo Sol

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RON  —  Romanian Leu

RUB  —  New Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

CORPORATE BONDS & NOTES — 97.20%

AUSTRALIA — 0.44%
Origin Energy Finance Ltd.
4.00%, 09/16/74 (Call 09/16/19)[a,b]	EUR	500	$621,595

			621,595
AUSTRIA — 1.35%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
8.13%, 10/30/23[a]	EUR	100	146,777
Hypo Alpe-Adria-Bank International AG
4.25%, 10/31/16	EUR	650	680,521
4.38%, 01/24/17	EUR	800	824,734
Wienerberger AG
4.00%, 04/17/20	EUR	200	269,812

			1,921,844
BELGIUM — 0.30%
Barry Callebaut Services NV
5.63%, 06/15/21[a]	EUR	200	292,189
6.00%, 07/13/17	EUR	100	139,567

			431,756
CANADA — 3.83%
Air Canada
7.63%, 10/01/19 (Call 10/01/16)[c]	CAD	150	140,361
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 12/01/14)	CAD	63	39,953
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 12/01/14)[c]	CAD	250	207,326
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	200	187,591
Bombardier Inc.
6.13%, 05/15/21[a]	EUR	400	556,914
Brookfield Office Properties Inc.
4.00%, 04/16/18	CAD	100	90,691

Security	Principal (000s)		Value

Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	100	$93,505
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[c]	CAD	150	129,385
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	80	60,313
Connacher Oil and Gas Ltd.
8.75%, 08/01/18 (Call 08/01/15)[c]	CAD	150	93,131
Corus Entertainment Inc.
4.25%, 02/11/20[a]	CAD	300	257,439
Crew Energy Inc.
8.38%, 10/21/20 (Call 10/21/16)[a]	CAD	50	46,122
Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/26/16)[c]	CAD	100	90,026
GFL Environmental Corp.
7.50%, 06/18/18 (Call 06/18/15)[a]	CAD	200	179,165
Gibson Energy Inc.
5.38%, 07/15/22 (Call 07/15/17)[c]	CAD	125	109,671
7.00%, 07/15/20 (Call 07/15/16)[c]	CAD	100	95,799
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[c]	CAD	225	209,294
Iron Mountain Canada Operations ULC
6.13%, 08/15/21 (Call 08/15/17)	CAD	100	90,691
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/15/15)[c]	CAD	100	88,917
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/14/15)	CAD	50	47,452

34	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

NRL Energy Investments Ltd.
8.25%, 04/13/18 (Call 04/13/15)	CAD	100	$77,165
Paramount Resources Ltd.
7.63%, 12/04/19 (Call 12/04/15)	CAD	200	184,691
8.25%, 12/13/17 (Call 12/01/14)	CAD	200	182,717
Parkland Fuel Corp.
5.50%, 05/28/21 (Call 05/28/17)	CAD	150	133,709
Perpetual Energy Inc.
8.75%, 03/15/18 (Call 03/15/15)[a]	CAD	50	43,794
8.75%, 07/23/19 (Call 07/23/16)	CAD	100	88,031
Postmedia Network Inc.
8.25%, 08/16/17 (Call 08/16/15)[c]	CAD	132	119,774
Precision Drilling Corp.
6.50%, 03/15/19 (Call 03/15/15)	CAD	100	91,357
Quebecor Media Inc.
6.63%, 01/15/23[c]	CAD	300	276,731
7.38%, 01/15/21 (Call 01/15/16)	CAD	150	141,359
River Cree Enterprises LP
11.00%, 01/20/21 (Call 01/20/18)[c]	CAD	100	96,013
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[c]	CAD	50	45,900
6.00%, 04/19/22 (Call 04/19/17)	CAD	100	91,357
Sirius XM Canada Holdings Inc.
5.63%, 04/23/21 (Call 04/23/17)[c]	CAD	150	133,376
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 01/25/15)[c]	CAD	50	15,522
Tervita Corp.
9.00%, 11/15/18 (Call 11/15/15)[c]	CAD	125	107,544

Security	Principal (000s)		Value

Trilogy Energy Corp.
7.25%, 12/13/19 (Call 12/13/15)[c]	CAD	150	137,035
Vermilion Energy Inc.
6.50%, 02/10/16 (Call 12/01/14)	CAD	100	91,817
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	175	155,412
6.88%, 07/15/21 (Call 06/15/16)	CAD	225	213,770
YPG Financing Inc.
9.25%, 11/30/18 (Call 12/01/14)[c]	CAD	253	234,330

			5,475,150
CAYMAN ISLANDS — 0.71%
Brakes Capital
7.13%, 12/15/18 (Call 12/15/15)[a]	GBP	100	157,585
7.13%, 12/15/18 (Call 12/15/15)[c]	GBP	100	157,585
UPCB Finance II Ltd.
6.38%, 07/01/20 (Call 07/01/15)[a]	EUR	300	394,899
UPCB Finance Ltd.
7.63%, 01/15/20 (Call 01/15/15)[a]	EUR	150	196,571
Viridian Group FundCo II Ltd.
11.13%, 04/01/17 (Call 04/01/15)[a]	EUR	81	108,673

			1,015,313
FINLAND — 0.72%
Nokia OYJ
6.75%, 02/04/19[a]	EUR	200	295,476
Stora Enso OYJ
5.00%, 03/19/18[a]	EUR	100	135,979
5.50%, 03/07/19[a]	EUR	300	419,568
UPM-Kymmene OYJ
6.63%, 01/23/17	GBP	100	172,104

			1,023,127

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

FRANCE — 13.43%
3AB Optique Developpement SAS
5.63%, 04/15/19 (Call 10/15/15)[a]	EUR	200	$233,983
Banque PSA Finance SA
4.25%, 02/25/16[a]	EUR	400	520,630
Cegedim SA
6.75%, 04/01/20 (Call 04/01/16)[a]	EUR	200	271,896
Cerba European Lab SAS
7.00%, 02/01/20 (Call 02/01/16)[a]	EUR	200	260,917
CGG SA
5.88%, 05/15/20 (Call 05/15/17)[a]	EUR	150	157,552
Ciments Francais SA
4.75%, 04/04/17[a]	EUR	200	264,969
CMA CGM SA
8.75%, 12/15/18 (Call 12/15/15)[a]	EUR	200	256,845
8.88%, 04/15/19 (Call 04/15/15)[a]	EUR	100	128,579
Crown European Holdings SA
4.00%, 07/15/22 (Call 04/15/22)[a]	EUR	300	383,564
Darty Financement SAS
5.88%, 03/01/21 (Call 03/01/17)[a]	EUR	100	130,306
Europcar Groupe SA
9.38%, 04/15/18 (Call 12/01/14)[a]	EUR	200	260,133
11.50%, 05/15/17[a]	EUR	200	280,214
Faurecia
8.75%, 06/15/19 (Call 06/15/15)[a]	EUR	100	137,819
9.38%, 12/15/16[a]	EUR	175	252,365
Financiere Gaillon 8 SAS
7.00%, 09/30/19 (Call 03/31/16)[a]	EUR	200	240,565
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[b]	EUR	350	485,656

Security	Principal (000s)		Value

Holdikks SAS
6.75%, 07/15/21 (Call 07/15/17)[a]	EUR	100	$108,472
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[a]	EUR	200	262,098
Italcementi Finance SA
6.13%, 02/21/18[a]	EUR	200	274,835
6.63%, 03/19/20[a,d]	EUR	350	495,564
La Financiere Atalian SAS
7.25%, 01/15/20 (Call 01/15/17)[a]	EUR	100	130,928
Labco SAS
8.50%, 01/15/18 (Call 12/01/14)[a]	EUR	325	424,234
Labeyrie Fine Foods SAS
5.63%, 03/15/21 (Call 03/15/17)[a]	EUR	150	189,971
Lafarge SA
4.25%, 03/23/16	EUR	250	327,455
4.75%, 03/23/20	EUR	200	289,655
4.75%, 09/30/20[a]	EUR	400	583,726
5.38%, 06/26/17[a]	EUR	200	277,462
5.88%, 07/09/19[a]	EUR	150	223,525
6.25%, 04/13/18[a]	EUR	200	285,453
6.63%, 11/29/18[a]	EUR	650	950,456
6.75%, 12/16/19[a]	EUR	300	454,047
8.88%, 11/24/16[a]	EUR	400	576,961
Loxam SAS
4.88%, 07/23/21 (Call 07/23/17)[a]	EUR	150	184,474
7.00%, 07/23/22 (Call 07/23/17)[a]	EUR	150	175,719
7.38%, 01/24/20 (Call 01/24/16)[a]	EUR	100	126,125
Nexans SA
4.25%, 03/19/18	EUR	100	128,991
5.75%, 05/02/17	EUR	200	267,202
Novafives SAS
4.50%, 06/30/21 (Call 06/30/17)[a]	EUR	150	185,586
Novalis SAS
6.00%, 06/15/18 (Call 06/15/15)[a]	EUR	200	260,917

36	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Numericable Group SA
5.38%, 05/15/22 (Call 05/15/17)[a]	EUR	550	$715,606
5.63%, 05/15/24 (Call 05/15/19)[a]	EUR	550	713,749
Peugeot SA
5.00%, 10/28/16	EUR	300	398,892
5.63%, 07/11/17	EUR	300	408,471
6.50%, 01/18/19[a]	EUR	250	357,507
6.88%, 03/30/16[a]	EUR	200	269,220
7.38%, 03/06/18[a]	EUR	550	793,022
Renault SA
3.13%, 03/05/21[a]	EUR	200	266,280
3.63%, 09/19/18[a]	EUR	450	603,278
4.63%, 05/25/16[a]	EUR	300	395,388
4.63%, 09/18/17[a]	EUR	450	611,744
5.63%, 03/22/17	EUR	250	343,506
Rexel SA
5.13%, 06/15/20 (Call 06/15/16)[a]	EUR	300	398,435
7.00%, 12/17/18 (Call 06/17/15)[a]	EUR	250	333,470
SGD Group SAS
5.63%, 05/15/19 (Call 10/15/15)[a]	EUR	200	240,582
SMCP SAS
8.88%, 06/15/20 (Call 06/15/16)[a]	EUR	100	128,191
SPCM SA
5.50%, 06/15/20 (Call 06/15/16)[a]	EUR	200	266,085
Tereos Finance Groupe I
4.25%, 03/04/20	EUR	200	251,106
THOM Europe SAS
7.38%, 07/15/19 (Call 07/15/16)[a]	EUR	200	233,566

			19,177,947
GERMANY — 8.82%
Bayerische Landbank
5.75%, 10/23/17	EUR	450	626,162
CeramTec Group GmbH
8.25%, 08/15/21 (Call 08/15/16)[a]	EUR	200	268,872

Security	Principal (000s)		Value

Commerzbank AG
6.38%, 03/22/19	EUR	800	$1,141,693
7.75%, 03/16/21	EUR	600	918,100
Deutsche Lufthansa AG
1.13%, 09/12/19[a]	EUR	200	245,518
Deutsche Raststaetten Gruppe IV GmbH
6.75%, 12/30/20 (Call 12/30/16)[a]	EUR	200	264,989
Franz Haniel & Cie GmbH
5.88%, 02/01/17	EUR	150	207,175
FTE Verwaltungs GmbH
9.00%, 07/15/20 (Call 07/15/16)[a]	EUR	100	133,985
Hapag-Lloyd AG
7.75%, 10/01/18 (Call 10/01/15)[a]	EUR	200	253,869
9.00%, 10/15/15[a]	EUR	79	102,081
Heckler & Koch GmbH
9.50%, 05/15/18 (Call 12/01/14)[a]	EUR	100	92,924
Heidelberger Druckmaschinen AG
9.25%, 04/15/18 (Call 12/01/14)[a]	EUR	150	191,381
Hornbach Baumarkt AG
3.88%, 02/15/20[a]	EUR	100	134,805
KM Germany Holdings GmbH
8.75%, 12/15/20 (Call 12/15/15)[a]	EUR	200	270,324
KP Germany Erste GmbH
11.63%, 07/15/17 (Call 01/15/15)[a]	EUR	100	137,458
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	200	284,729
Pfleiderer GmbH
7.88%, 08/01/19 (Call 08/01/16)[a]	EUR	150	181,827
Rheinmetall AG
5.25%, 09/22/17	EUR	200	273,044
SGL Carbon SE
4.88%, 01/15/21 (Call 01/15/17)[a]	EUR	100	128,435

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Techem Energy Metering Service GmbH & Co. KG
7.88%, 10/01/20 (Call 10/01/16)[a]	EUR	200	$275,429
Techem GmbH
6.13%, 10/01/19 (Call 10/01/15)[a]	EUR	150	201,153
ThyssenKrupp AG
3.13%, 10/25/19 (Call 07/25/19)[a]	EUR	600	781,597
4.00%, 08/27/18	EUR	850	1,139,383
4.38%, 02/28/17	EUR	550	729,881
Trionista Holdco GmbH
5.00%, 04/30/20 (Call 04/30/16)[a]	EUR	200	258,265
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[a]	EUR	200	262,332
TUI AG
4.50%, 10/01/19 (Call 10/01/16)[a]	EUR	150	192,007
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.13%, 01/21/23 (Call 01/21/18)[a]	EUR	300	400,967
5.50%, 09/15/22 (Call 09/15/17)[a]	EUR	350	470,033
5.63%, 04/15/23 (Call 04/15/18)[a]	EUR	150	203,968
5.75%, 01/15/23 (Call 01/15/18)[a]	EUR	200	272,694
7.50%, 03/15/19 (Call 03/15/15)[a]	EUR	350	461,761
Unitymedia KabelBW GmbH
9.50%, 03/15/21 (Call 03/15/16)[a]	EUR	300	421,538
9.63%, 12/01/19 (Call 12/01/14)[a]	EUR	300	395,134
WEPA Hygieneprodukte GmbH
6.50%, 05/15/20 (Call 05/15/16)[a]	EUR	200	267,181

			12,590,694

Security	Principal (000s)		Value

IRELAND — 3.79%
AG Spring Finance Ltd.
7.50%, 06/01/18 (Call 06/01/15)[a]	EUR	100	$116,404
Allied Irish Banks PLC
2.75%, 04/16/19[a]	EUR	300	387,850
2.88%, 11/28/16[a]	EUR	200	256,420
Ardagh Packaging Finance PLC
9.25%, 10/15/20 (Call 10/15/15)[a]	EUR	300	401,580
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc
4.25%, 01/15/22 (Call 06/30/17)[a]	EUR	500	611,251
Bank of Ireland
2.00%, 05/08/17[a]	EUR	300	378,464
2.75%, 06/05/16	EUR	300	383,867
3.25%, 01/15/19[a]	EUR	350	462,119
4.25%, 06/11/24 (Call 06/11/19)[a,b]	EUR	400	493,893
10.00%, 12/19/22[a]	EUR	100	160,789
Eircom Finance Ltd.
9.25%, 05/15/20 (Call 05/15/16)[a]	EUR	200	271,879
Nara Cable Funding Ltd.
8.88%, 12/01/18 (Call 12/01/14)[a]	EUR	450	590,304
Rottapharm Ltd.
6.13%, 11/15/19 (Call 11/15/15)[a]	EUR	200	267,077
Smurfit Kappa Acquisitions
3.25%, 06/01/21 (Call 03/10/21)[a]	EUR	300	374,930
4.13%, 01/30/20[a]	EUR	100	131,836
UT2 Funding PLC
5.32%, 06/30/16	EUR	100	126,752

			5,415,415
ITALY — 12.63%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[a]	EUR	375	490,716

38	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[a]	EUR	600	$750,847
4.88%, 05/31/16	EUR	300	364,356
5.00%, 04/21/20[a]	EUR	200	243,265
5.60%, 09/09/20	EUR	200	246,340
Banca Popolare di Milano Scarl
4.00%, 01/22/16[a]	EUR	500	640,318
4.25%, 01/30/19[a]	EUR	300	401,691
7.13%, 03/01/21[a]	EUR	200	283,156
Banca Popolare di Vicenza
3.50%, 01/20/17[a]	EUR	200	254,165
5.00%, 10/25/18[a]	EUR	200	265,214
Banco Popolare SC
2.38%, 01/22/18[a]	EUR	500	630,992
3.50%, 03/14/19[a]	EUR	600	780,807
3.75%, 01/28/16[a]	EUR	550	706,874
5.47%, 11/12/16[a]	EUR	100	131,241
6.00%, 11/05/20[a]	EUR	300	399,127
6.38%, 05/31/21[a]	EUR	200	272,036
Buzzi Unicem SpA
5.13%, 12/09/16[a]	EUR	200	267,666
6.25%, 09/28/18[a]	EUR	200	283,907
Cerved Group SpA
6.38%, 01/15/20 (Call 01/15/16)[a]	EUR	100	131,972
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.50%, 08/01/21 (Call 08/01/17)[a]	EUR	150	181,833
Enel SpA
5.00%, 01/15/75 (Call 01/15/20)[a,b]	EUR	600	791,628
6.50%, 01/10/74 (Call 01/10/19)[a,b]	EUR	500	691,843
GTECH SpA
8.25%, 03/31/66 (Call 03/31/16)[a,b]	EUR	350	457,518
Intesa Sanpaolo SpA
6.63%, 09/13/23[a]	EUR	275	417,426
IVS F SpA
7.13%, 04/01/20 (Call 04/01/16)[a]	EUR	100	128,427

Security	Principal (000s)		Value

Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[a]	EUR	200	$215,752
Salini Costruttori SpA
6.13%, 08/01/18	EUR	200	263,324
Sisal Group SpA
7.25%, 09/30/17 (Call 11/10/14)[a]	EUR	100	117,407
Snai SpA
7.63%, 06/15/18 (Call 12/15/15)[a]	EUR	200	247,657
TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[a]	EUR	165	212,672
Telecom Italia SpA
4.00%, 01/21/20[a]	EUR	175	230,805
4.50%, 09/20/17[a]	EUR	500	670,928
4.50%, 01/25/21[a]	EUR	250	336,717
4.75%, 05/25/18[a]	EUR	200	272,399
4.88%, 09/25/20[a]	EUR	250	342,884
5.13%, 01/25/16[a]	EUR	150	197,078
5.25%, 02/10/22[a]	EUR	250	348,982
5.38%, 01/29/19[a]	EUR	200	276,990
6.13%, 12/14/18	EUR	250	356,456
6.38%, 06/24/19	GBP	300	518,568
7.00%, 01/20/17[a]	EUR	200	279,336
8.25%, 03/21/16	EUR	250	343,652
UniCredit SpA
3.95%, 02/01/16	EUR	350	450,338
5.00%, 02/01/16	GBP	150	245,377
6.70%, 06/05/18	EUR	450	636,677
Unipol Gruppo Finanziario SpA
4.38%, 03/05/21[a]	EUR	270	365,009
5.00%, 01/11/17[a]	EUR	100	132,530
Veneto Banca SCPA
4.00%, 01/20/17[a]	EUR	200	254,996
4.25%, 01/18/16[a]	EUR	100	127,002
Veneto Banca SpA
4.00%, 05/20/19[a]	EUR	300	382,835

			18,039,736

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

JAPAN — 0.33%
SoftBank Corp.
4.63%, 04/15/20[a]	EUR	350	$471,857

			471,857
JERSEY — 0.60%
AA Bond Co. Ltd.
9.50%, 07/31/43 (Call 01/31/16)[a]	GBP	300	527,950
Aston Martin Capital Ltd.
9.25%, 07/15/18[c]	GBP	100	167,984
Hastings Insurance Group Finance PLC
8.00%, 10/21/20 (Call 10/30/16)[c]	GBP	100	165,585

			861,519
LUXEMBOURG — 17.31%
Aldesa Financial Services SA
7.25%, 04/01/21 (Call 04/01/17)[a]	EUR	150	183,550
Altice SA
7.25%, 05/15/22 (Call 05/15/17)[a]	EUR	1,000	1,297,241
ArcelorMittal
2.88%, 07/06/20[a]	EUR	350	441,475
3.00%, 03/25/19[a]	EUR	225	288,562
5.75%, 03/29/18[a]	EUR	400	555,536
5.88%, 11/17/17[a]	EUR	450	622,300
10.63%, 06/03/16	EUR	450	643,584
Befesa Zinc SAU Via Zinc Capital SA
8.88%, 05/15/18 (Call 12/01/14)[a]	EUR	100	131,166
Bormioli Rocco Holdings SA
10.00%, 08/01/18 (Call 12/01/14)[a]	EUR	100	126,543
Cabot Financial Luxembourg SA
10.38%, 10/01/19 (Call 10/01/15)[c]	GBP	100	174,784
Cirsa Funding Luxembourg SA
8.75%, 05/15/18 (Call 12/01/14)[a]	EUR	400	511,810
Clariant Finance Luxembourg SA
5.63%, 01/24/17	EUR	100	138,101

Security	Principal (000s)		Value

CNH Industrial Finance Europe SA
2.75%, 03/18/19[a]	EUR	350	$439,537
2.88%, 09/27/21[a]	EUR	400	497,480
6.25%, 03/09/18[a]	EUR	550	770,980
ConvaTec Healthcare E SA
7.38%, 12/15/17 (Call 12/01/14)[a]	EUR	150	195,296
10.88%, 12/15/18 (Call 12/15/14)[a]	EUR	100	132,651
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[a]	EUR	200	260,566
Fiat Chrysler Finance Europe
4.75%, 03/22/21[a]	EUR	400	525,617
4.75%, 07/15/22[a]	EUR	400	522,008
6.38%, 04/01/16[a]	EUR	400	529,571
6.63%, 03/15/18[a]	EUR	350	486,913
6.75%, 10/14/19[a]	EUR	350	500,653
7.00%, 03/23/17[a]	EUR	300	412,377
7.38%, 07/09/18	EUR	300	428,191
7.75%, 10/17/16[a]	EUR	400	550,850
Findus Bondco SA
9.13%, 07/01/18 (Call 07/01/15)[a]	EUR	100	131,717
Finmeccanica Finance SA
4.50%, 01/19/21	EUR	500	663,306
8.00%, 12/16/19	GBP	175	322,215
FMC Finance VI SA
5.50%, 07/15/16[a]	EUR	100	134,329
FMC Finance VII SA
5.25%, 02/15/21[a]	EUR	200	291,312
FMC Finance VIII SA
5.25%, 07/31/19[a]	EUR	100	143,628
6.50%, 09/15/18[a]	EUR	150	220,833
Galapagos SA/Luxembourg
5.38%, 06/15/21 (Call 06/15/17)[a]	EUR	150	183,049
Gategroup Finance Luxembourg SA
6.75%, 03/01/19 (Call 03/01/15)[a]	EUR	200	257,471

40	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

GCS Holdco Finance I SA
6.50%, 11/15/18 (Call 11/15/15)[a]	EUR	200	$258,572
Geo Debt Finance SCA
7.50%, 08/01/18 (Call 02/01/15)[a]	EUR	100	95,866
Gestamp Funding Luxembourg SA
5.88%, 05/31/20 (Call 05/31/16)[a]	EUR	250	328,886
Grand City Properties SA Series D
2.00%, 10/29/21[a]	EUR	300	359,504
HeidelbergCement Finance Luxembourg SA
2.25%, 03/12/19[a]	EUR	150	191,788
3.25%, 10/21/20[a]	EUR	150	197,880
3.25%, 10/21/21[a]	EUR	300	395,681
4.00%, 03/08/16[a]	EUR	200	260,039
5.63%, 01/04/18	EUR	300	420,063
7.50%, 04/03/20	EUR	300	470,870
8.00%, 01/31/17[a]	EUR	500	714,466
8.50%, 10/31/19[a]	EUR	350	566,401
9.50%, 12/15/18[a]	EUR	200	323,428
Ineos Group Holdings SA
5.75%, 02/15/19 (Call 02/15/16)[a]	EUR	300	373,789
6.50%, 08/15/18 (Call 05/15/15)[a]	EUR	250	317,582
Intralot Capital Luxembourg SA
6.00%, 05/15/21 (Call 05/15/17)[a]	EUR	150	174,780
Intralot Finance Luxembourg SA
9.75%, 08/15/18 (Call 08/15/16)[a]	EUR	100	133,016
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[a]	EUR	200	268,434
Magnolia BC SA
9.00%, 08/01/20 (Call 08/01/16)[a]	EUR	100	120,594
Ontex IV SA
7.50%, 04/15/18 (Call 12/01/14)[a]	EUR	100	129,466

Security	Principal (000s)		Value

PagesJaunes Finance & Co. SCA
8.88%, 06/01/18 (Call 11/10/14)[a]	EUR	200	$234,606
Picard Bondco SA
9.00%, 10/01/18 (Call 12/01/14)[a]	EUR	62	80,773
S&B Minerals Finance SCA/S&B Industrial Minerals North America Inc.
9.25%, 08/15/20 (Call 08/15/16)[a]	EUR	100	136,566
Servus Luxembourg Holding SCA
7.75%, 06/15/18 (Call 06/15/15)[a]	EUR	163	214,950
Spie BondCo 3 SCA
11.00%, 08/15/19 (Call 08/15/15)[a]	EUR	200	276,014
Sunrise Communications Holdings SA
8.50%, 12/31/18 (Call 12/31/14)[a]	EUR	300	392,953
Sunrise Communications International SA
7.00%, 12/31/17 (Call 12/01/14)[a]	EUR	200	260,158
Takko Luxembourg 2 SCA
9.88%, 04/15/19 (Call 04/15/16)[a]	EUR	200	177,661
Telenet Finance III Luxembourg SCA
6.63%, 02/15/21 (Call 02/15/16)[a]	EUR	200	267,077
Telenet Finance Luxembourg SCA
6.38%, 11/15/20 (Call 11/15/15)[a]	EUR	200	265,164
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[a]	EUR	200	271,086
6.75%, 08/15/24 (Call 08/15/18)[a]	EUR	100	139,646
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 07/15/16)[a]	EUR	900	1,109,815

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

7.00%, 04/23/21 (Call 04/23/17)[a]	EUR	875	$1,085,142

			24,727,918
NETHERLANDS — 10.28%
Atradius Finance BV
5.25%, 09/23/44 (Call 09/23/24)[a,b]	EUR	150	188,136
Brenntag Finance BV
5.50%, 07/19/18[a]	EUR	200	286,400
Carlson Wagonlit BV
7.50%, 06/15/19 (Call 06/15/15)[a]	EUR	200	265,093
Constellium NV
4.63%, 05/15/21 (Call 05/15/17)[a]	EUR	150	186,525
Deutsche Annington Finance BV
4.63%, 04/08/74 (Call 04/08/19)[a,b]	EUR	400	513,601
EDP Finance BV
2.63%, 04/15/19[a]	EUR	350	450,633
2.63%, 01/18/22[a]	EUR	500	621,746
4.13%, 06/29/20	EUR	100	137,619
4.13%, 01/20/21[a]	EUR	350	477,981
4.63%, 06/13/16	EUR	200	263,502
4.75%, 09/26/16[a]	EUR	500	665,008
4.88%, 09/14/20	EUR	300	424,583
5.75%, 09/21/17[a]	EUR	400	560,013
5.88%, 02/01/16[a]	EUR	350	463,247
Fresenius Finance BV
2.38%, 02/01/19[a]	EUR	200	261,140
2.88%, 07/15/20[a]	EUR	300	392,680
3.00%, 02/01/21[a]	EUR	200	263,844
4.00%, 02/01/24[a]	EUR	200	275,745
4.25%, 04/15/19[a]	EUR	200	278,269
Frigoglass Finance BV
8.25%, 05/15/18 (Call 05/15/15)[a]	EUR	100	118,744
General Motors Financial International BV
1.88%, 10/15/19[a]	EUR	212	267,554
Goodyear Dunlop Tires Europe BV
6.75%, 04/15/19 (Call 04/15/15)[a]	EUR	100	131,450

Security	Principal (000s)		Value

Grupo Antolin Dutch BV
4.75%, 04/01/21 (Call 04/01/17)[a]	EUR	250	$320,523
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[a]	EUR	400	478,608
Hema Bondco I BV
6.25%, 06/15/19 (Call 06/15/16)[a]	EUR	200	221,346
Hertz Holdings Netherlands BV
4.38%, 01/15/19[a]	EUR	250	314,530
InterXion Holding NV
6.00%, 07/15/20 (Call 07/15/16)[a]	EUR	200	259,142
OI European Group BV
4.88%, 03/31/21[a]	EUR	200	268,837
6.75%, 09/15/20[a]	EUR	200	293,335
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[a]	EUR	200	250,341
PortAventura Entertainment Barcelona BV
7.25%, 12/01/20 (Call 12/01/16)[a]	EUR	100	125,499
Refresco Gerber BV
7.38%, 05/15/18 (Call 12/01/14)[a]	EUR	200	261,386
Schaeffler Finance BV
2.75%, 05/15/19 (Call 05/15/16)[a]	EUR	250	312,899
3.25%, 05/15/19 (Call 05/15/16)[a]	EUR	250	309,310
3.50%, 05/15/22 (Call 05/15/17)[a]	EUR	250	311,763
4.25%, 05/15/18 (Call 05/15/15)[a]	EUR	200	257,659
7.75%, 02/15/17[a]	EUR	350	493,878
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[a]	EUR	200	232,309
SNS BANK NV
6.25%, 10/26/20	EUR	50	—

42	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Stork Technical Services Holdings BV
11.00%, 08/15/17 (Call 02/15/15)[a]	EUR	100	$125,447
ThyssenKrupp Finance Nederland BV
8.50%, 02/25/16	EUR	400	548,645
Univeg Holding BV
7.88%, 11/15/20 (Call 11/15/16)[a]	EUR	150	173,957
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[a]	EUR	300	405,940
6.75%, 03/15/23 (Call 03/15/18)[a]	EUR	200	273,967
8.38%, 08/15/20 (Call 08/15/15)[a]	EUR	450	605,386
Ziggo Bond Co. BV
8.00%, 05/15/18 (Call 12/01/14)[a]	EUR	250	339,066

			14,677,286
NORWAY — 0.43%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[a]	EUR	300	385,032
Lock Lower Holding AS
9.50%, 08/15/22 (Call 08/15/18)[a]	EUR	100	127,065
Norske Skogindustrier ASA
7.00%, 06/26/17[a]	EUR	150	104,930

			617,027
PORTUGAL — 1.74%
Banco Comercial Portugues SA
3.38%, 02/27/17[a]	EUR	200	248,332
Caixa Geral de Depositos SA
5.63%, 12/04/15[a]	EUR	200	261,217
Novo Banco SA
2.63%, 05/08/17[a]	EUR	300	344,039
4.00%, 01/21/19[a]	EUR	400	469,420
4.75%, 01/15/18[a]	EUR	300	358,586
5.88%, 11/09/15[a]	EUR	400	491,150
7.13%, 11/28/23 (Call 11/28/18)[a,b]	EUR	300	41,346

Security	Principal (000s)		Value

Portucel SA
5.38%, 05/15/20 (Call 05/15/16)[a]	EUR	200	$267,651

			2,481,741
SPAIN — 4.90%
Abengoa Finance SAU
6.00%, 03/31/21[a]	EUR	200	243,564
8.88%, 02/05/18[a]	EUR	100	136,879
Abengoa Greenfield SA
5.50%, 10/01/19[a]	EUR	350	427,158
Abengoa SA
8.50%, 03/31/16	EUR	200	266,163
Almirall SA
4.63%, 04/01/21 (Call 04/01/17)[a]	EUR	200	262,065
Banco de Sabadell SA
2.50%, 12/05/16	EUR	300	387,297
6.25%, 04/26/20	EUR	200	280,524
Bankia SA
3.50%, 01/17/19[a]	EUR	400	542,206
4.00%, 05/22/24 (Call 05/22/19)[a,b]	EUR	500	617,257
4.38%, 02/14/17	EUR	200	268,108
Bankinter SA
1.75%, 06/10/19[a]	EUR	200	257,289
6.38%, 09/11/19	EUR	150	217,059
BPE Financiaciones SA
2.50%, 02/01/17	EUR	300	382,975
2.88%, 05/19/16	EUR	400	511,259
CaixaBank SA
5.00%, 11/14/23 (Call 11/14/18)[a,b]	EUR	300	407,255
Campofrio Food Group SA
8.25%, 10/31/16 (Call 12/01/14)[a]	EUR	275	351,582
Ence Energia y Celulosa SA
7.25%, 02/15/20 (Call 02/15/16)[a]	EUR	100	125,919
Mapfre SA
5.92%, 07/24/37 (Call 07/24/17)[b]	EUR	300	399,362

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

NH Hotel Group SA
6.88%, 11/15/19 (Call 11/15/17)[a]	EUR	150	$199,133
Obrascon Huarte Lain SA
4.75%, 03/15/22 (Call 03/15/18)[a]	EUR	250	314,791
7.63%, 03/15/20 (Call 03/15/16)[a]	EUR	100	135,589
8.75%, 03/15/18 (Call 03/15/15)[a]	EUR	200	265,551

			6,998,985
SWEDEN — 1.03%
Ovako AB
6.50%, 06/01/19 (Call 06/01/16)[a]	EUR	150	184,176
Perstorp Holding AB
9.00%, 05/15/17 (Call 05/15/15)[a]	EUR	100	128,214
SSAB AB
3.88%, 04/10/19[a]	EUR	200	246,821
Stena AB
6.13%, 02/01/17[a]	EUR	100	132,392
Unilabs Subholding AB
8.50%, 07/15/18 (Call 07/15/15)[a]	EUR	200	251,457
Verisure Holding AB
8.75%, 09/01/18 (Call 12/01/14)[a]	EUR	200	266,776
8.75%, 12/01/18 (Call 12/01/14)[a]	EUR	200	265,314

			1,475,150
UNITED KINGDOM — 13.26%
Algeco Scotsman Global Finance PLC
9.00%, 10/15/18 (Call 10/15/15)[a]	EUR	100	129,525
Alpha Credit Group PLC
3.38%, 06/17/17[a]	EUR	200	229,573
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[a]	GBP	300	525,550

Security	Principal (000s)		Value

Bakkavor Finance 2 PLC
8.25%, 02/15/18 (Call 02/15/15)[c]	GBP	100	$162,585
8.25%, 02/15/18 (Call 02/15/15)[a]	GBP	100	162,585
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[a]	EUR	150	173,269
5.25%, 07/15/19 (Call 07/15/16)[a]	GBP	150	221,979
5.50%, 07/15/21 (Call 07/15/17)[a]	GBP	100	143,586
British Airways PLC
8.75%, 08/23/16	GBP	100	174,069
Co-Operative Bank PLC/United Kingdom
2.38%, 10/23/15[a]	EUR	200	238,364
5.13%, 09/20/17	GBP	200	309,571
Crown Newco 3 PLC
7.00%, 02/15/18 (Call 12/01/14)[c]	GBP	325	543,349
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[a]	EUR	144	182,109
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 12/01/14)[a]	EUR	200	254,339
Elli Finance UK PLC
8.75%, 06/15/19 (Call 06/15/15)[c]	GBP	200	326,369
Equiniti Newco 2 PLC
7.13%, 12/15/18 (Call 06/15/15)[a]	GBP	100	156,785
ERB Hellas PLC
4.25%, 06/26/18[a]	EUR	250	279,365
Gala Group Finance PLC
8.88%, 09/01/18 (Call 12/01/14)[c]	GBP	225	375,265
House of Fraser Funding PLC
8.88%, 08/15/18 (Call 08/15/15)[a]	GBP	100	167,184
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[c]	GBP	200	331,169

44	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

International Personal Finance PLC
5.75%, 04/07/21[a]	EUR	150	$186,447
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 09/15/17)[a]	GBP	200	325,569
Jaguar Land Rover Automotive PLC
5.00%, 02/15/22[a]	GBP	200	332,769
8.25%, 03/15/20 (Call 03/15/16)[c]	GBP	200	351,167
Kerling PLC
10.63%, 02/01/17 (Call 12/01/14)[a]	EUR	350	449,478
Lowell Group Financing PLC
10.75%, 04/01/19 (Call 04/01/15)[a]	GBP	100	173,984
Matalan Finance PLC
6.88%, 06/01/19 (Call 05/30/16)[c]	GBP	200	304,771
NBG Finance PLC
4.38%, 04/30/19[a]	EUR	400	449,173
New Look Bondco I PLC
8.75%, 05/14/18 (Call 05/14/15)[a]	GBP	300	497,953
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 11/10/14)[c]	GBP	100	142,387
OTE PLC
3.50%, 07/09/20[a]	EUR	300	365,220
4.63%, 05/20/16	EUR	300	384,102
7.88%, 02/07/18[a]	EUR	400	561,926
Piraeus Group Finance PLC
5.00%, 03/27/17[a]	EUR	300	351,439
PPC Finance PLC
5.50%, 05/01/19 (Call 05/01/16)[a]	EUR	200	233,102
Premier Foods Finance PLC
6.50%, 03/15/21 (Call 03/15/17)[c]	GBP	150	216,580
R&R Ice Cream PLC
5.50%, 05/15/20 (Call 05/15/16)[a]	GBP	150	230,978

Security	Principal (000s)		Value

Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[a,b]	EUR	350	$459,421
Royal Bank of Scotland Group PLC
3.63%, 03/25/24 (Call 03/25/19)[a,b]	EUR	450	572,505
Royal Bank of Scotland PLC (The)
4.35%, 01/23/17	EUR	250	327,398
4.63%, 09/22/21 (Call 09/22/16)[b]	EUR	450	572,691
6.93%, 04/09/18	EUR	1,100	1,571,424
Stonegate Pub Co. Financing PLC
5.75%, 04/15/19 (Call 04/15/16)[c]	GBP	100	158,385
Stretford 79 PLC
6.25%, 07/15/21 (Call 07/15/17)[a]	GBP	150	206,404
Thomas Cook Finance PLC
7.75%, 06/15/20 (Call 06/15/16)[a]	EUR	200	256,845
Thomas Cook Group PLC
7.75%, 06/22/17	GBP	150	247,177
Titan Global Finance PLC
4.25%, 07/10/19[a]	EUR	125	151,653
Towergate Finance PLC
10.50%, 02/15/19 (Call 02/15/15)[a]	GBP	100	102,390
Travis Perkins PLC
4.38%, 09/15/21[a]	GBP	125	198,981
Twinkle Pizza PLC
6.63%, 08/01/21 (Call 08/01/17)[a]	GBP	250	400,002
Virgin Media Finance PLC
6.38%, 10/15/24 (Call 10/15/19)[a]	GBP	100	162,385
7.00%, 04/15/23 (Call 04/15/18)[a]	GBP	100	170,384
Virgin Media Secured Finance PLC
5.50%, 01/15/21	GBP	200	335,968
5.50%, 01/15/25 (Call 01/15/19)[a]	GBP	350	561,347

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® GLOBAL ex USD HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

6.00%, 04/15/21 (Call 04/15/17)[a]	GBP	600	$1,005,505
6.25%, 03/28/29 (Call 01/15/21)[a]	GBP	200	332,769
Vougeot Bidco PLC
7.88%, 07/15/20 (Call 07/15/16)[a]	GBP	100	160,385
William Hill PLC
7.13%, 11/11/16	GBP	200	343,967

			18,941,621

UNITED STATES — 1.30%
Allied Nevada Gold Corp.
8.75%, 06/01/19 (Call 06/01/16)[c]	CAD	175	93,130
Axalta Coating Systems U.S. Holdings Inc./Axalta Coating Systems Dutch Holding BV
5.75%, 02/01/21 (Call 02/01/16)[a]	EUR	100	131,091
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[a]	EUR	200	260,708
Celanese US Holdings LLC
3.25%, 10/15/19	EUR	100	127,673
Chesapeake Energy Corp.
6.25%, 01/15/17	EUR	200	269,687
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	250	335,503
Huntsman International LLC
5.13%, 04/15/21	EUR	200	262,700
Iron Mountain Inc.
6.75%, 10/15/18 (Call 11/14/14)	EUR	100	124,981
Jarden Corp.
3.75%, 10/01/21[a]	EUR	200	254,256

			1,859,729

TOTAL CORPORATE BONDS & NOTES
(Cost: $149,326,186)			138,825,410

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	10	$10,304

		10,304

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,304)		10,304

TOTAL INVESTMENTS IN SECURITIES — 97.21%
(Cost: $149,336,490)		138,835,714
Other Assets, Less Liabilities — 2.79%		3,991,280

NET ASSETS — 100.00%		$142,826,994

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

CORPORATE BONDS & NOTES — 97.34%

AUSTRALIA — 0.43%
FMG Resources August 2006 Pty Ltd.
6.88%, 02/01/18 (Call 12/01/14)[a,b]	USD	67	$68,167
6.88%, 04/01/22 (Call 04/01/17)[a,b]	USD	100	103,500
8.25%, 11/01/19 (Call 11/01/15)[a,b]	USD	150	155,812
Origin Energy Finance Ltd.
4.00%, 09/16/74 (Call 09/16/19)[c,d]	EUR	100	124,319

			451,798
AUSTRIA — 0.25%
Hypo Alpe-Adria-Bank International AG
4.25%, 10/31/16	EUR	100	104,695
4.38%, 01/24/17	EUR	150	154,638

			259,333
BELGIUM — 0.14%
Barry Callebaut Services NV
5.63%, 06/15/21[c]	EUR	100	146,094

			146,094
BERMUDA — 0.18%
Aircastle Ltd.
5.13%, 03/15/21	USD	25	25,313
6.25%, 12/01/19	USD	50	53,500
6.75%, 04/15/17	USD	100	107,250

			186,063
CANADA — 3.51%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[a]	USD	175	177,677
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[a]	USD	50	52,625
7.63%, 10/01/19 (Call 10/01/16)[a]	CAD	50	46,787
7.75%, 04/15/21[a,b]	USD	25	26,031

Security	Principal (000s)		Value

Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 12/01/14)	CAD	6	$3,805
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 12/01/14)[c]	CAD	100	83,152
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	50	46,898
Bombardier Inc.
4.75%, 04/15/19[a]	USD	100	103,280
5.75%, 03/15/22[a,b]	USD	50	51,000
6.00%, 10/15/22 (Call 04/15/17)[a,b]	USD	75	77,385
6.13%, 05/15/21[c]	EUR	100	139,229
6.13%, 01/15/23[a,b]	USD	100	103,250
7.75%, 03/15/20[a,b]	USD	150	166,687
Brookfield Residential Properties Inc.
6.50%, 12/15/20 (Call 12/15/15)[a,b]	USD	100	106,250
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a]	USD	25	26,500
Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	50	46,753
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[a]	CAD	25	21,564
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	20	15,078
Corus Entertainment Inc.
4.25%, 02/11/20[c]	CAD	50	42,907
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[a]	USD	85	83,513
7.00%, 02/15/21 (Call 02/15/18)[a,b]	USD	185	180,375

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/26/16)[a]	CAD	50	$45,013
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[a]	CAD	50	46,510
Kodiak Oil & Gas Corp.
5.50%, 02/01/22 (Call 08/01/17)	USD	50	50,761
8.13%, 12/01/19 (Call 12/01/15)	USD	50	53,825
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[a]	USD	25	26,125
7.88%, 11/01/22 (Call 11/01/18)[a]	USD	25	26,063
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/15/15)[a]	CAD	50	44,459
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a]	USD	100	98,232
6.50%, 03/15/21 (Call 03/15/15)[a]	USD	100	99,527
7.00%, 03/31/24 (Call 09/30/18)[a]	USD	75	75,501
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/14/15)	CAD	22	20,879
NOVA Chemicals Corp.
5.00%, 05/01/25 (Call 01/31/25)[a]	USD	100	103,250
Novelis Inc.
8.75%, 12/15/20 (Call 12/15/15)	USD	150	163,687
NRL Energy Investments Ltd.
8.25%, 04/13/18 (Call 04/13/15)	CAD	25	19,291
Paramount Resources Ltd.
7.63%, 12/04/19 (Call 12/04/15)	CAD	50	46,173
8.25%, 12/13/17 (Call 12/01/14)	CAD	50	45,679

Security	Principal (000s)		Value

Postmedia Network Inc.
8.25%, 08/16/17 (Call 08/16/15)[a]	CAD	44	$39,924
Precision Drilling Corp.
6.63%, 11/15/20 (Call 11/15/15)	USD	100	102,751
Quebecor Media Inc.
6.63%, 01/15/23[a]	CAD	50	46,122
7.38%, 01/15/21 (Call 01/15/16)	CAD	100	94,239
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[a]	CAD	50	45,900
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[a]	USD	100	95,000
9.00%, 11/15/18 (Call 11/15/15)[a]	CAD	25	21,509
Ultra Petroleum Corp.
6.13%, 10/01/24 (Call 10/01/19)[a]	USD	100	94,500
Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[a]	USD	150	159,563
7.50%, 07/15/21 (Call 07/15/16)[a]	USD	150	160,688
Videotron Ltd.
5.00%, 07/15/22	USD	100	103,500
5.38%, 06/15/24 (Call 03/15/24)[a]	USD	50	51,500
5.63%, 06/15/25 (Call 03/15/25)	CAD	25	22,202
YPG Financing Inc.
9.25%, 11/30/18 (Call 12/01/14)[a]	CAD	51	47,371

			3,650,490
CAYMAN ISLANDS — 0.58%
Offshore Group Investments Ltd.
7.13%, 04/01/23 (Call 04/01/18)	USD	75	62,054
7.50%, 11/01/19 (Call 11/01/15)[b]	USD	100	85,527

48	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

UPCB Finance II Ltd.
6.38%, 07/01/20 (Call 07/01/15)[c]	EUR	100	$131,633
UPCB Finance III Ltd.
6.63%, 07/01/20 (Call 07/01/15)[a]	USD	150	157,688
UPCB Finance V Ltd.
7.25%, 11/15/21 (Call 11/15/16)[a]	USD	150	165,562

			602,464
FINLAND — 0.35%
Nokia OYJ
5.38%, 05/15/19	USD	75	80,765
6.75%, 02/04/19[c]	EUR	100	147,738
Stora Enso OYJ
5.00%, 03/19/18[c]	EUR	100	135,979

			364,482
FRANCE — 4.71%
BPCE SA
12.50%, 08/29/49 (Call 09/30/19)[a,d]	USD	100	136,440
CGG SA
5.88%, 05/15/20 (Call 05/15/17)[c]	EUR	100	105,035
CMA CGM SA
8.75%, 12/15/18 (Call 12/15/15)[c]	EUR	100	128,422
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,d]	USD	100	106,562
Crown European Holdings SA
4.00%, 07/15/22 (Call 04/15/22)[c]	EUR	100	127,855
Faurecia
9.38%, 12/15/16[c]	EUR	100	144,209
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[d]	EUR	50	69,379
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[c]	EUR	100	131,049
Italcementi Finance SA
6.63%, 03/19/20[c,e]	EUR	100	141,590

Security	Principal (000s)		Value

Labco SAS
8.50%, 01/15/18 (Call 12/01/14)[c]	EUR	100	$130,533
Lafarge SA
4.75%, 09/30/20[c]	EUR	100	145,932
5.38%, 06/26/17[c]	EUR	200	277,462
6.50%, 07/15/16	USD	100	107,065
6.63%, 11/29/18[c]	EUR	100	146,224
6.75%, 12/16/19[c]	EUR	100	151,349
Loxam SAS
4.88%, 07/23/21 (Call 07/23/17)[c]	EUR	100	122,983
Nexans SA
5.75%, 05/02/17	EUR	50	66,800
Numericable Group SA
4.88%, 05/15/19 (Call 05/15/16)[a]	USD	200	200,500
5.38%, 05/15/22 (Call 05/15/17)[c]	EUR	200	260,220
5.63%, 05/15/24 (Call 05/15/19)[c]	EUR	100	129,773
6.00%, 05/15/22 (Call 05/15/17)[a]	USD	400	411,000
6.25%, 05/15/24 (Call 05/15/19)[a]	USD	200	206,000
Peugeot SA
5.00%, 10/28/16	EUR	100	132,964
6.50%, 01/18/19[c]	EUR	100	143,003
6.88%, 03/30/16[c]	EUR	50	67,305
7.38%, 03/06/18[c]	EUR	100	144,186
Renault SA
3.13%, 03/05/21[c]	EUR	100	133,140
4.63%, 05/25/16[c]	EUR	100	131,796
4.63%, 09/18/17[c]	EUR	100	135,943
Rexel SA
5.13%, 06/15/20 (Call 06/15/16)[c]	EUR	100	132,812
6.13%, 12/15/19 (Call 12/15/15)[a]	USD	200	207,000
SGD Group SAS
5.63%, 05/15/19 (Call 10/15/15)[c]	EUR	100	120,291

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Societe Generale SA
5.92%, 12/31/49 (Call 04/05/17)[a,d]	USD	100	$105,000

			4,899,822
GERMANY — 2.38%
Bayerische Landbank
5.75%, 10/23/17	EUR	100	139,147
Commerzbank AG
7.75%, 03/16/21	EUR	200	306,034
8.13%, 09/19/23[a]	USD	200	233,500
Deutsche Lufthansa AG
1.13%, 09/12/19[c]	EUR	100	122,759
Deutsche Raststaetten Gruppe IV GmbH
6.75%, 12/30/20 (Call 12/30/16)[c]	EUR	100	132,494
Hapag-Lloyd AG
9.00%, 10/15/15[c]	EUR	79	102,081
Heidelberger Druckmaschinen AG
9.25%, 04/15/18 (Call 12/01/14)[c]	EUR	50	63,794
Hornbach Baumarkt AG
3.88%, 02/15/20[c]	EUR	50	67,402
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	50	71,182
Techem GmbH
6.13%, 10/01/19 (Call 10/01/15)[c]	EUR	100	134,102
ThyssenKrupp AG
3.13%, 10/25/19 (Call 07/25/19)[c]	EUR	100	130,266
4.00%, 08/27/18	EUR	75	100,534
4.38%, 02/28/17	EUR	100	132,706
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[c]	EUR	100	131,166
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 09/15/22 (Call 09/15/17)[c]	EUR	100	134,295
5.75%, 01/15/23 (Call 01/15/18)[c]	EUR	100	136,347

Security	Principal (000s)		Value

7.50%, 03/15/19 (Call 03/15/15)[c]	EUR	100	$131,932
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (Call 01/15/20)[a]	USD	200	208,750

			2,478,491
IRELAND — 1.71%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19[a]	USD	150	149,063
4.50%, 05/15/21[a]	USD	150	151,500
5.00%, 10/01/21[a]	USD	150	155,250
Allied Irish Banks PLC
2.75%, 04/16/19[c]	EUR	100	129,283
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (Call 10/15/15)[a]	USD	200	216,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc
4.25%, 01/15/22 (Call 06/30/17)[c]	EUR	100	122,250
Bank of Ireland
2.75%, 06/05/16	EUR	100	127,956
3.25%, 01/15/19[c]	EUR	100	132,034
4.25%, 06/11/24 (Call 06/11/19)[c,d]	EUR	100	123,473
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22 (Call 04/01/17)[a]	USD	200	205,000
Rottapharm Ltd.
6.13%, 11/15/19 (Call 11/15/15)[c]	EUR	100	133,538
Smurfit Kappa Acquisitions
4.13%, 01/30/20[c]	EUR	100	131,837

			1,777,184
ITALY — 4.48%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[c]	EUR	100	130,858
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[c]	EUR	100	125,141
5.00%, 04/21/20[c]	EUR	100	121,633

50	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Banca Popolare di Milano Scarl
4.25%, 01/30/19[c]	EUR	100	$133,897
7.13%, 03/01/21[c]	EUR	100	141,578
Banca Popolare di Vicenza
6.75%, 02/27/15[c]	EUR	100	127,018
Banco Popolare SC
2.38%, 01/22/18[c]	EUR	100	126,198
3.50%, 03/14/19[c]	EUR	100	130,134
3.75%, 01/28/16[c]	EUR	200	257,045
5.47%, 11/12/16[c]	EUR	50	65,621
6.00%, 11/05/20[c]	EUR	50	66,521
Buzzi Unicem SpA
5.13%, 12/09/16[c]	EUR	50	66,916
Enel SpA
5.00%, 01/15/75 (Call 01/15/20)[c,d]	EUR	100	131,938
6.50%, 01/10/74 (Call 01/10/19)[c,d]	EUR	100	138,368
8.75%, 09/24/73 (Call 09/24/23)[a,b,d]	USD	200	233,500
GTECH SpA
8.25%, 03/31/66 (Call 03/31/16)[c,d]	EUR	50	65,360
Intesa Sanpaolo SpA
6.63%, 09/13/23[c]	EUR	108	163,935
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[c]	EUR	100	107,876
TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[c]	EUR	100	128,892
Telecom Italia SpA
4.00%, 01/21/20[c]	EUR	100	131,889
4.50%, 01/25/21[c]	EUR	100	134,687
4.75%, 05/25/18[c]	EUR	100	136,200
4.88%, 09/25/20[c]	EUR	100	137,154
5.13%, 01/25/16[c]	EUR	50	65,692
5.25%, 02/10/22[c]	EUR	100	139,593
5.30%, 05/30/24[a,b]	USD	200	203,000
5.38%, 01/29/19[c]	EUR	100	138,495
6.13%, 12/14/18	EUR	100	142,582
6.38%, 06/24/19	GBP	100	172,856
7.00%, 01/20/17[c]	EUR	100	139,668

Security	Principal (000s)		Value

UniCredit SpA
3.95%, 02/01/16	EUR	150	$193,002
6.70%, 06/05/18	EUR	50	70,742
Unipol Gruppo Finanziario SpA
4.38%, 03/05/21[c]	EUR	100	135,188
Veneto Banca SCPA
4.00%, 07/31/15[c]	EUR	100	126,620
4.00%, 01/20/17[c]	EUR	100	127,498

			4,657,295
JAPAN — 0.32%
SoftBank Corp.
4.50%, 04/15/20[a]	USD	200	202,240
4.63%, 04/15/20[c]	EUR	100	134,816

			337,056
JERSEY — 0.17%
AA Bond Co. Ltd.
9.50%, 07/31/43 (Call 01/31/16)[c]	GBP	100	175,983

			175,983
LUXEMBOURG — 8.22%
Altice Financing SA
6.50%, 01/15/22 (Call 12/15/16)[a]	USD	200	206,000
Altice SA
7.25%, 05/15/22 (Call 05/15/17)[c]	EUR	200	259,448
7.75%, 05/15/22 (Call 05/15/17)[a]	USD	225	235,406
ArcelorMittal
2.88%, 07/06/20[c]	EUR	100	126,136
5.00%, 02/25/17	USD	150	156,750
5.75%, 08/05/20	USD	100	106,250
5.88%, 11/17/17[c]	EUR	200	276,578
6.00%, 03/01/21[b]	USD	200	213,000
6.13%, 06/01/18	USD	200	215,000
6.75%, 02/25/22[b]	USD	50	55,625
10.35%, 06/01/19	USD	150	184,875
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[a]	USD	25	25,063

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

6.00%, 06/15/17 (Call 06/15/16)[a]	USD	50	$50,125
CHC Helicopter SA
9.25%, 10/15/20 (Call 10/15/15)	USD	90	96,742
Cirsa Funding Luxembourg SA
8.75%, 05/15/18 (Call 12/01/14)[c]	EUR	50	63,976
CNH Industrial Finance Europe SA
6.25%, 03/09/18[c]	EUR	200	280,357
ConvaTec Healthcare E SA
7.38%, 12/15/17 (Call 12/01/14)[c]	EUR	100	130,197
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[c]	EUR	100	130,283
Fiat Chrysler Finance Europe
4.75%, 03/22/21[c]	EUR	100	131,404
4.75%, 07/15/22[c]	EUR	100	130,502
6.38%, 04/01/16[c]	EUR	100	132,393
6.63%, 03/15/18[c]	EUR	150	208,677
6.75%, 10/14/19[c]	EUR	100	143,044
7.00%, 03/23/17[c]	EUR	100	137,459
7.75%, 10/17/16[c]	EUR	200	275,425
Finmeccanica Finance SA
4.50%, 01/19/21	EUR	100	132,661
FMC Finance VIII SA
5.25%, 07/31/19[c]	EUR	50	71,814
GCS Holdco Finance I SA
6.50%, 11/15/18 (Call 11/15/15)[c]	EUR	100	129,286
HeidelbergCement Finance Luxembourg SA
3.25%, 10/21/21[c]	EUR	150	197,840
8.00%, 01/31/17[c]	EUR	200	285,787
8.50%, 10/31/19[c]	EUR	100	161,829
Ineos Group Holdings SA
6.50%, 08/15/18 (Call 05/15/15)[c]	EUR	100	127,033
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	USD	145	145,363

Security	Principal (000s)		Value

6.63%, 12/15/22 (Call 12/15/17)	USD	200	$210,500
7.25%, 04/01/19 (Call 04/01/15)	USD	100	105,000
7.25%, 10/15/20 (Call 10/15/15)	USD	100	106,750
7.50%, 04/01/21 (Call 04/01/16)	USD	150	162,000
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/15)	USD	100	103,500
7.75%, 06/01/21 (Call 06/01/17)	USD	100	104,250
8.13%, 06/01/23 (Call 06/01/18)[b]	USD	100	106,750
Intralot Finance Luxembourg SA
9.75%, 08/15/18 (Call 08/15/16)[c]	EUR	100	133,016
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[c]	EUR	100	134,217
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.75%, 08/01/22 (Call 08/01/17)[a]	USD	50	52,375
Millicom International Cellular SA
6.63%, 10/15/21 (Call 10/15/17)[a]	USD	200	214,000
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[a]	USD	100	103,500
Ontex IV SA
7.50%, 04/15/18 (Call 12/01/14)[c]	EUR	100	129,466
Pacific Drilling SA
5.38%, 06/01/20 (Call 06/01/16)[a]	USD	100	90,233
Spie BondCo 3 SCA
11.00%, 08/15/19 (Call 08/15/15)[c]	EUR	100	138,007

52	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Sunrise Communications Holdings SA
8.50%, 12/31/18 (Call 12/31/14)[c]	EUR	100	$130,984
Telecom Italia Capital SA
7.00%, 06/04/18	USD	100	112,000
7.18%, 06/18/19	USD	100	113,809
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[b,c]	EUR	100	135,543
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)[b]	USD	118	125,080
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 07/15/16)[c]	EUR	150	184,969
7.00%, 04/23/21 (Call 04/23/17)[c]	EUR	200	248,033
7.38%, 04/23/21 (Call 04/23/17)[a]	USD	400	388,000

			8,554,310
NETHERLANDS — 3.35%
Deutsche Annington Finance BV
4.63%, 04/08/74 (Call 04/08/19)[c,d]	EUR	100	128,400
EDP Finance BV
2.63%, 04/15/19[c]	EUR	200	257,504
4.13%, 01/20/21[c]	EUR	100	136,566
4.75%, 09/26/16[c]	EUR	100	133,002
4.90%, 10/01/19[a]	USD	250	260,625
5.75%, 09/21/17[c]	EUR	150	210,005
Fresenius Finance BV
4.00%, 02/01/24[c]	EUR	100	137,873
4.25%, 04/15/19[c]	EUR	100	139,135
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[c]	EUR	100	119,652
InterXion Holding NV
6.00%, 07/15/20 (Call 07/15/16)[c]	EUR	100	129,571

Security	Principal (000s)		Value

NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	USD	200	$201,000
OI European Group BV
6.75%, 09/15/20[c]	EUR	100	146,668
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[c]	EUR	100	125,170
Schaeffler Finance BV
3.25%, 05/15/19 (Call 05/15/16)[c]	EUR	100	123,724
4.75%, 05/15/21 (Call 05/15/16)[a]	USD	200	199,500
7.75%, 02/15/17[c]	EUR	100	141,108
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[c]	EUR	100	116,154
Sensata Technologies BV
4.88%, 10/15/23[a]	USD	25	24,938
5.63%, 11/01/24[a]	USD	100	105,500
6.50%, 05/15/19 (Call 05/15/15)[a]	USD	100	104,625
ThyssenKrupp Finance Nederland BV
8.50%, 02/25/16	EUR	150	205,742
UPC Holding BV
6.75%, 03/15/23 (Call 03/15/18)[c]	EUR	100	136,984
8.38%, 08/15/20 (Call 08/15/15)[c]	EUR	50	67,265
Ziggo Bond Co. BV
8.00%, 05/15/18 (Call 12/01/14)[c]	EUR	100	135,626

			3,486,337
NORWAY — 0.16%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[c]	EUR	100	128,344
Norske Skogindustrier ASA
7.00%, 06/26/17[c]	EUR	50	34,977

			163,321
PORTUGAL — 0.37%
Caixa Geral de Depositos SA
5.63%, 12/04/15[c]	EUR	100	130,609

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Novo Banco SA
2.63%, 05/08/17[c]	EUR	100	$114,679
5.88%, 11/09/15[c]	EUR	100	122,787
7.13%, 11/28/23 (Call 11/28/18)[c,d]	EUR	100	13,782

			381,857
SINGAPORE — 0.20%
Flextronics International Ltd.
4.63%, 02/15/20	USD	200	204,000

			204,000
SPAIN — 1.14%
Abengoa Finance SAU
8.88%, 02/05/18[c]	EUR	100	136,879
Abengoa SA
8.50%, 03/31/16	EUR	50	66,541
Banco de Sabadell SA
6.25%, 04/26/20	EUR	50	70,131
Bankia SA
4.00%, 05/22/24 (Call 05/22/19)[c,d]	EUR	100	123,451
4.38%, 02/14/17	EUR	100	134,054
Bankinter SA
6.38%, 09/11/19	EUR	100	144,706
BBVA International Preferred SAU
5.92%, 04/29/49 (Call 04/18/17)[d]	USD	50	51,000
BPE Financiaciones SA
2.88%, 05/19/16	EUR	100	127,815
CaixaBank SA
5.00%, 11/14/23 (Call 11/14/18)[c,d]	EUR	100	135,752
Mapfre SA
5.92%, 07/24/37 (Call 07/24/17)[d]	EUR	50	66,560
Obrascon Huarte Lain SA
7.38%, 04/28/15[c]	EUR	100	128,736

			1,185,625
SWEDEN — 0.13%
Verisure Holding AB
8.75%, 09/01/18 (Call 12/01/14)[c]	EUR	100	133,388

			133,388

Security	Principal (000s)		Value

UNITED KINGDOM — 5.80%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 10/15/15)[a,b]	USD	200	$207,500
Alpha Credit Group PLC
3.38%, 06/17/17[c]	EUR	100	114,787
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[c]	GBP	100	175,183
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[c]	EUR	100	115,513
British Airways PLC
8.75%, 08/23/16	GBP	50	87,034
Co-Operative Bank PLC/United Kingdom
5.13%, 09/20/17	GBP	50	77,393
Crown Newco 3 PLC
7.00%, 02/15/18 (Call 12/01/14)[a]	GBP	100	167,184
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[c]	EUR	100	126,465
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 12/01/14)[c]	EUR	100	127,169
ERB Hellas PLC
4.25%, 06/26/18[c]	EUR	100	111,746
Gala Group Finance PLC
8.88%, 09/01/18 (Call 12/01/14)[c]	GBP	90	150,106
Ineos Finance PLC
7.50%, 05/01/20 (Call 05/01/15)[a,b]	USD	200	213,750
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[a]	GBP	100	165,584
Inmarsat Finance PLC
4.88%, 05/15/22 (Call 05/15/17)[a]	USD	100	100,000

54	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Jaguar Land Rover Automotive PLC
8.13%, 05/15/21 (Call 05/15/16)[a]	USD	150	$165,000
8.25%, 03/15/20 (Call 03/15/16)[c]	GBP	100	175,583
Kerling PLC
10.63%, 02/01/17 (Call 12/01/14)[c]	EUR	50	64,211
Matalan Finance PLC
6.88%, 06/01/19 (Call 05/30/16)[a]	GBP	100	152,386
NBG Finance PLC
4.38%, 04/30/19[c]	EUR	100	112,293
New Look Bondco I PLC
8.75%, 05/14/18 (Call 05/14/15)[a]	GBP	100	165,984
OTE PLC
3.50%, 07/09/20[c]	EUR	100	121,740
4.63%, 05/20/16	EUR	150	192,051
Paragon Offshore PLC
6.75%, 07/15/22 (Call 07/15/18)[a,b]	USD	50	39,750
7.25%, 08/15/24 (Call 08/15/19)[a,b]	USD	50	38,750
Piraeus Group Finance PLC
5.00%, 03/27/17[c]	EUR	100	117,146
PPC Finance PLC
5.50%, 05/01/19 (Call 05/01/16)[c]	EUR	100	116,551
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[c,d]	EUR	50	65,632
Royal Bank of Scotland Group PLC
3.63%, 03/25/24 (Call 03/25/19)[c,d]	EUR	100	127,223
5.13%, 05/28/24	USD	200	202,113
6.00%, 12/19/23	USD	150	160,845
6.10%, 06/10/23	USD	75	81,159
6.13%, 12/15/22	USD	250	271,275
Royal Bank of Scotland PLC (The)
4.35%, 01/23/17	EUR	100	130,959

Security	Principal (000s)		Value

4.63%, 09/22/21 (Call 09/22/16)[d]	EUR	100	$127,265
6.93%, 04/09/18	EUR	100	142,857
Stretford 79 PLC
6.25%, 07/15/21 (Call 07/15/17)[c]	GBP	100	137,603
Thomas Cook Finance PLC
7.75%, 06/15/20 (Call 06/15/16)[c]	EUR	100	128,422
Tullow Oil PLC
6.00%, 11/01/20 (Call 11/01/16)[a]	USD	200	189,000
Twinkle Pizza PLC
6.63%, 08/01/21 (Call 08/01/17)[c]	GBP	100	160,001
Virgin Media Secured Finance PLC
5.38%, 04/15/21 (Call 04/15/17)[a]	USD	200	207,000
5.50%, 01/15/21	GBP	100	167,984
5.50%, 01/15/25 (Call 01/15/19)[c]	GBP	100	160,385
6.00%, 04/15/21 (Call 04/15/17)[c]	GBP	100	167,584

			6,028,166
UNITED STATES — 58.76%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	USD	100	104,544
4.88%, 03/15/24 (Call 03/15/19)	USD	150	156,924
6.13%, 07/15/22 (Call 01/15/17)[b]	USD	50	54,209
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[a]	USD	125	132,812
6.13%, 09/15/23 (Call 09/15/18)[a]	USD	100	108,250
ADT Corp. (The)
2.25%, 07/15/17	USD	100	98,151
3.50%, 07/15/22[b]	USD	75	66,608
4.13%, 04/15/19[b]	USD	75	74,339

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

4.13%, 06/15/23[b]	USD	50	$45,826
6.25%, 10/15/21[b]	USD	100	105,560
Advanced Micro Devices Inc.
6.75%, 03/01/19	USD	75	70,875
7.00%, 07/01/24 (Call 07/01/19)	USD	25	22,063
7.50%, 08/15/22	USD	50	46,250
7.75%, 08/01/20 (Call 08/01/15)[b]	USD	50	47,875
AECOM Technology Corp.
5.75%, 10/15/22 (Call 10/15/17)[a]	USD	25	26,313
5.88%, 10/15/24 (Call 07/15/24)[a]	USD	100	105,250
AES Corp./VA
4.88%, 05/15/23 (Call 05/15/18)	USD	150	149,231
7.38%, 07/01/21 (Call 06/01/21)	USD	100	114,591
Affinion Group Inc.
7.88%, 12/15/18 (Call 12/15/14)[b]	USD	50	39,250
AK Steel Corp.
7.63%, 05/15/20 (Call 05/15/15)[b]	USD	40	40,200
7.63%, 10/01/21 (Call 10/01/17)	USD	50	50,250
Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc.
7.75%, 10/15/22 (Call 10/15/17)[a]	USD	100	98,000
Alcatel-Lucent USA Inc.
6.75%, 11/15/20 (Call 11/15/16)[a]	USD	200	206,500
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)	USD	200	209,750
5.40%, 04/15/21 (Call 01/15/21)	USD	125	136,562
6.15%, 08/15/20	USD	200	226,250
6.75%, 07/15/18	USD	50	56,813
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	USD	50	53,188

Security	Principal (000s)		Value

8.63%, 10/01/18 (Call 12/01/14)	USD	50	$52,188
Aleris International Inc.
7.63%, 02/15/18 (Call 12/01/14)[b]	USD	50	51,375
7.88%, 11/01/20 (Call 11/01/15)	USD	50	51,625
Ally Financial Inc.
3.13%, 01/15/16	USD	100	101,500
3.50%, 07/18/16	USD	150	152,062
3.50%, 01/27/19	USD	100	100,500
4.75%, 09/10/18	USD	100	105,125
5.13%, 09/30/24[b]	USD	125	130,312
5.50%, 02/15/17	USD	100	106,000
6.25%, 12/01/17	USD	100	109,143
7.50%, 09/15/20	USD	100	119,027
8.00%, 03/15/20	USD	150	180,750
Alpha Natural Resources Inc.
6.25%, 06/01/21 (Call 06/01/16)	USD	100	47,500
7.50%, 08/01/20 (Call 08/01/16)[a,b]	USD	50	40,000
9.75%, 04/15/18	USD	50	32,500
Altegrity Inc.
9.50%, 07/01/19 (Call 07/01/17)[a]	USD	75	71,438
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	USD	100	99,500
American Axle & Manufacturing Inc.
6.25%, 03/15/21 (Call 03/15/16)	USD	50	52,500
6.63%, 10/15/22 (Call 10/15/17)	USD	50	54,000
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a]	USD	100	87,375
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	USD	100	106,994

56	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

7.00%, 05/20/22 (Call 05/20/17)[b]	USD	100	$107,597
Amkor Technology Inc.
6.38%, 10/01/22 (Call 10/01/16)	USD	50	50,000
6.63%, 06/01/21 (Call 06/01/15)	USD	50	50,625
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)[a]	USD	100	103,250
Anna Merger Sub Inc.
7.75%, 10/01/22 (Call 10/01/17)[a]	USD	50	51,125
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)[a]	USD	100	99,548
Antero Resources Finance Corp.
5.38%, 11/01/21 (Call 11/01/16)	USD	100	101,133
6.00%, 12/01/20 (Call 12/01/15)	USD	50	52,000
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)[b]	USD	50	49,125
8.75%, 12/01/20 (Call 12/01/15)[b]	USD	100	87,000
Aramark Services Inc.
5.75%, 03/15/20 (Call 03/15/15)	USD	100	104,625
Arch Coal Inc.
7.25%, 06/15/21 (Call 06/15/16)[b]	USD	150	55,500
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)	USD	100	101,474
4.75%, 08/15/22 (Call 05/15/22)	USD	100	100,913
Ashtead Capital Inc.
5.63%, 10/01/24 (Call 10/01/19)[a]	USD	200	208,500
Athlon Holdings LP/Athlon Finance Corp.
6.00%, 05/01/22 (Call 05/01/17)[a]	USD	50	53,662

Security	Principal (000s)		Value

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
4.75%, 11/15/21 (Call 05/15/16)	USD	50	$50,043
6.63%, 10/01/20 (Call 10/01/16)	USD	100	106,444
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	USD	125	132,187
Avaya Inc.
7.00%, 04/01/19 (Call 04/01/15)[a]	USD	100	98,250
10.50%, 03/01/21 (Call 03/01/17)[a,b]	USD	100	87,500
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[a]	USD	25	24,688
Avon Products Inc.
5.00%, 03/15/23[b]	USD	100	93,500
Axiall Corp.
4.88%, 05/15/23 (Call 05/15/18)[b]	USD	50	48,572
B/E Aerospace Inc.
5.25%, 04/01/22 (Call 04/01/17)	USD	150	167,437
6.88%, 10/01/20 (Call 10/01/15)	USD	100	108,250
Ball Corp.
4.00%, 11/15/23	USD	100	96,000
5.00%, 03/15/22[b]	USD	50	52,250
5.75%, 05/15/21 (Call 11/15/15)[b]	USD	100	104,750
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[c]	EUR	100	130,354
Berry Petroleum Co. LLC
6.38%, 09/15/22 (Call 03/15/17)	USD	100	92,491
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)	USD	50	50,250

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Best Buy Co. Inc.
5.50%, 03/15/21 (Call 12/15/20)	USD	100	$102,500
Big Heart Pet Brands
7.63%, 02/15/19 (Call 12/01/14)[b]	USD	19	18,953
Biomet Inc.
6.50%, 08/01/20 (Call 08/01/15)	USD	125	133,750
6.50%, 10/01/20 (Call 10/01/15)	USD	50	53,063
BMC Software Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	USD	150	144,750
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 12/01/14)[b]	USD	25	26,239
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	USD	100	97,016
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[a]	USD	25	25,063
6.75%, 05/01/21 (Call 05/01/16)[a]	USD	100	106,750
Cablevision Systems Corp.
5.88%, 09/15/22[b]	USD	50	50,875
7.75%, 04/15/18[b]	USD	50	55,500
8.00%, 04/15/20	USD	75	86,062
8.63%, 09/15/17	USD	100	113,000
Caesars Entertainment Operating Co. Inc.
8.50%, 02/15/20 (Call 02/15/16)[b]	USD	75	56,625
9.00%, 02/15/20 (Call 02/15/16)	USD	300	226,512
10.00%, 12/15/18 (Call 12/01/14)	USD	150	23,333
10.75%, 02/01/16 (Call 12/01/14)	USD	75	14,839
11.25%, 06/01/17 (Call 12/01/14)	USD	250	189,101

Security	Principal (000s)		Value

12.75%, 04/15/18 (Call 12/01/14)	USD	50	$9,000
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.
8.00%, 10/01/20 (Call 10/01/16)[a]	USD	100	96,625
11.00%, 10/01/21 (Call 10/01/16)[a,b]	USD	125	116,875
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)[a]	USD	75	69,676
California Resources Corp.
5.50%, 09/15/21 (Call 06/15/21)[a]	USD	200	204,500
6.00%, 11/15/24 (Call 08/15/24)[a]	USD	200	204,750
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)	USD	200	201,500
5.75%, 01/15/25 (Call 10/15/19)[b]	USD	100	101,500
5.88%, 01/15/24 (Call 11/01/18)[a,b]	USD	25	26,875
6.00%, 01/15/22 (Call 11/01/16)[a]	USD	25	26,906
7.88%, 01/15/23 (Call 01/15/17)[a]	USD	100	110,500
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)[a]	USD	100	96,500
Case New Holland Industrial Inc.
7.88%, 12/01/17	USD	100	112,750
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	USD	50	51,250

58	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)[a,b]	USD	25	$25,625
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)	USD	100	99,625
5.25%, 09/30/22 (Call 09/30/17)[b]	USD	100	101,000
5.75%, 09/01/23 (Call 03/01/18)	USD	75	76,875
5.75%, 01/15/24 (Call 07/15/18)[b]	USD	50	51,250
6.50%, 04/30/21 (Call 04/30/15)	USD	150	158,250
6.63%, 01/31/22 (Call 01/31/17)	USD	100	106,250
7.00%, 01/15/19 (Call 12/01/14)	USD	100	104,250
7.38%, 06/01/20 (Call 12/01/15)	USD	150	160,687
CDW LLC/CDW Finance Corp.
6.00%, 08/15/22 (Call 08/15/17)	USD	50	52,750
8.50%, 04/01/19 (Call 04/01/15)	USD	82	87,330
CenturyLink Inc. Series V
5.63%, 04/01/20	USD	100	105,750
5.80%, 03/15/22	USD	100	105,750
6.00%, 04/01/17	USD	100	107,750
6.45%, 06/15/21	USD	150	164,250
Series W
6.75%, 12/01/23[b]	USD	50	55,500
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	USD	50	47,990
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a,b]	USD	125	122,500

Security	Principal (000s)		Value

6.38%, 09/15/20 (Call 09/15/15)[a]	USD	100	$104,250
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 03/15/16)[a]	USD	50	56,375
Ceridian LLC
8.88%, 07/15/19 (Call 07/15/15)[a]	USD	100	110,750
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)[b]	USD	100	98,750
Chesapeake Energy Corp.
3.25%, 03/15/16 (Call 12/01/14)	USD	50	50,174
4.88%, 04/15/22 (Call 04/15/17)	USD	225	230,516
5.38%, 06/15/21 (Call 06/15/16)	USD	50	52,024
5.75%, 03/15/23[b]	USD	100	109,888
6.13%, 02/15/21	USD	100	111,149
6.25%, 01/15/17	EUR	50	67,422
6.63%, 08/15/20	USD	100	112,852
Chrysler Group LLC/CG Co- Issuer Inc.
8.00%, 06/15/19 (Call 06/15/15)	USD	200	214,000
8.25%, 06/15/21 (Call 06/15/16)	USD	250	279,062
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	USD	150	155,812
5.13%, 08/01/21 (Call 02/01/17)	USD	75	78,562
6.88%, 02/01/22 (Call 02/01/18)	USD	275	297,000
7.13%, 07/15/20 (Call 07/15/16)	USD	100	108,000
8.00%, 11/15/19 (Call 11/15/15)	USD	200	216,000
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	USD	100	101,775

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 10/15/15)	USD	81	$86,569
Cinemark USA Inc.
5.13%, 12/15/22 (Call 12/15/17)[b]	USD	50	50,250
CIT Group Inc.
3.88%, 02/19/19	USD	100	100,500
4.25%, 08/15/17	USD	150	154,312
5.00%, 05/15/17[b]	USD	100	104,750
5.00%, 08/15/22	USD	100	105,250
5.00%, 08/01/23	USD	50	52,375
5.25%, 03/15/18	USD	50	52,750
5.38%, 05/15/20	USD	75	80,250
5.50%, 02/15/19[a]	USD	150	159,750
6.63%, 04/01/18[a]	USD	100	109,448
Claire’s Stores Inc.
8.88%, 03/15/19 (Call 03/15/15)[b]	USD	50	42,875
9.00%, 03/15/19 (Call 03/15/15)[a]	USD	100	102,000
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	USD	100	101,750
5.25%, 08/01/20 (Call 08/01/16)	USD	100	102,500
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	USD	250	260,375
Series B
7.63%, 03/15/20 (Call 03/15/15)[b]	USD	175	185,937
CNH Industrial Capital LLC
3.25%, 02/01/17[b]	USD	100	100,000
3.63%, 04/15/18[b]	USD	100	100,500
3.88%, 11/01/15[b]	USD	100	101,375
Commercial Metals Co.
7.35%, 08/15/18	USD	100	110,931
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/17)[a]	USD	75	75,000
5.50%, 06/15/24 (Call 06/15/19)[a,b]	USD	50	50,375

Security	Principal (000s)		Value

Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	USD	100	$105,694
5.50%, 04/01/23 (Call 10/01/17)	USD	100	105,908
6.50%, 01/15/22 (Call 01/15/17)	USD	100	107,500
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[a]	USD	150	152,250
8.25%, 04/01/20 (Call 04/01/15)	USD	100	105,229
Constellation Brands Inc.
6.00%, 05/01/22	USD	150	167,625
7.25%, 05/15/17	USD	100	111,625
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	USD	125	128,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 11/01/16)	USD	75	75,665
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a]	USD	125	116,875
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	USD	100	98,250
Crown Castle International Corp.
4.88%, 04/15/22	USD	100	100,750
5.25%, 01/15/23	USD	150	153,375
CSC Holdings LLC
5.25%, 06/01/24[a]	USD	50	50,000
6.75%, 11/15/21[b]	USD	100	111,250
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)	USD	100	103,933
DaVita HealthCare Partners Inc.
5.13%, 07/15/24 (Call 07/15/19)[b]	USD	175	178,500
5.75%, 08/15/22 (Call 08/15/17)[b]	USD	50	53,188

60	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

6.63%, 11/01/20 (Call 12/01/14)	USD	100	$105,250
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[a,d]	USD	100	98,634
Dell Inc.
5.65%, 04/15/18	USD	50	52,750
5.88%, 06/15/19	USD	150	159,187
Denali Borrower LLC/Denali Finance Corp.
5.63%, 10/15/20 (Call 10/15/16)[a]	USD	125	132,031
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	USD	100	92,015
5.50%, 05/01/22 (Call 05/01/17)	USD	100	98,635
DISH DBS Corp.
4.25%, 04/01/18[b]	USD	100	102,583
4.63%, 07/15/17	USD	100	104,500
5.00%, 03/15/23	USD	175	174,781
5.13%, 05/01/20	USD	100	103,934
5.88%, 07/15/22	USD	150	159,000
6.75%, 06/01/21	USD	150	166,125
7.13%, 02/01/16	USD	100	106,050
7.88%, 09/01/19	USD	150	174,018
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	USD	50	52,750
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)[b]	USD	27	28,821
7.25%, 10/15/21 (Call 07/15/21)	USD	100	106,496
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[b]	USD	100	101,500
Dynegy Finance I Inc./Dynegy Finance II Inc.
6.75%, 11/01/19 (Call 05/01/17)[a]	USD	250	257,812
7.38%, 11/01/22 (Call 11/01/18)[a]	USD	100	105,500

Security	Principal (000s)		Value

7.63%, 11/01/24 (Call 11/01/19)[a]	USD	150	$158,625
E*TRADE Financial Corp.
6.00%, 11/15/17 (Call 12/01/14)	USD	100	103,125
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)	USD	50	48,750
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a,b]	USD	75	75,563
Endo Finance LLC & Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a]	USD	25	24,469
7.00%, 07/15/19 (Call 07/15/15)[a]	USD	100	105,250
Energy Transfer Equity LP
5.88%, 01/15/24	USD	75	78,750
7.50%, 10/15/20	USD	100	115,250
Energy XXI Gulf Coast Inc.
6.88%, 03/15/24 (Call 03/15/19)[a]	USD	25	20,011
7.50%, 12/15/21 (Call 12/15/16)[b]	USD	55	45,864
9.25%, 12/15/17 (Call 12/15/14)[b]	USD	100	97,843
EP Energy LLC/Everest Acquisition Finance Inc. Series WI
6.88%, 05/01/19 (Call 05/01/15)	USD	100	104,471
9.38%, 05/01/20 (Call 05/01/16)	USD	150	164,955
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	USD	25	25,438
5.38%, 04/01/23 (Call 04/01/18)	USD	100	103,125
7.00%, 07/15/21 (Call 07/15/16)	USD	100	109,000
EXCO Resources Inc.
8.50%, 04/15/22 (Call 04/15/17)[b]	USD	75	65,896

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	USD	50	$49,744
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 01/15/22 (Call 11/15/16)	USD	75	75,481
Fifth Third Bancorp
5.10%, 12/29/49 (Call 06/30/23)[d]	USD	100	94,500
First Data Corp.
6.75%, 11/01/20 (Call 11/01/15)[a]	USD	97	104,275
7.38%, 06/15/19 (Call 06/15/15)[a]	USD	150	158,625
8.25%, 01/15/21 (Call 01/15/16)[a]	USD	250	270,625
8.88%, 08/15/20 (Call 08/15/15)[a]	USD	50	54,063
10.63%, 06/15/21 (Call 04/15/16)	USD	33	37,950
11.25%, 01/15/21 (Call 01/15/16)	USD	33	37,950
11.75%, 08/15/21 (Call 05/15/16)	USD	156	182,702
12.63%, 01/15/21 (Call 01/15/16)	USD	300	362,790
FirstEnergy Corp. Series A
2.75%, 03/15/18 (Call 02/15/18)	USD	100	100,946
Series B
4.25%, 03/15/23 (Call 12/15/22)	USD	50	50,107
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a]	USD	100	103,250
Freescale Semiconductor Inc.
6.00%, 01/15/22 (Call 11/15/16)[a,b]	USD	100	103,000
10.75%, 08/01/20 (Call 08/01/15)	USD	50	54,750

Security	Principal (000s)		Value

Fresenius Medical Care U.S.Finance II Inc.
5.63%, 07/31/19[a]	USD	200	$214,000
Fresenius Medical Care U.S.Finance Inc.
5.75%, 02/15/21[a]	USD	100	107,375
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	USD	150	154,875
7.13%, 01/15/23	USD	100	106,375
7.63%, 04/15/24	USD	100	107,125
8.25%, 04/15/17	USD	100	112,250
8.50%, 04/15/20[b]	USD	100	115,250
8.75%, 04/15/22	USD	50	57,750
Gannett Co. Inc.
5.13%, 10/15/19 (Call 10/15/16)	USD	100	103,250
6.38%, 10/15/23 (Call 10/15/18)	USD	100	108,750
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a]	USD	75	72,375
General Motors Co.
3.50%, 10/02/18	USD	75	77,536
General Motors Financial Co. Inc.
2.75%, 05/15/16	USD	100	101,500
3.25%, 05/15/18[b]	USD	100	102,375
4.25%, 05/15/23	USD	205	210,894
4.38%, 09/25/21	USD	100	104,750
4.75%, 08/15/17	USD	250	266,875
GenOn Energy Inc.
9.50%, 10/15/18	USD	100	104,002
9.88%, 10/15/20 (Call 10/15/15)	USD	100	103,736
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)	USD	25	26,000
5.38%, 11/01/23 (Call 08/01/23)	USD	100	105,250

62	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)	USD	100	$108,000
8.25%, 08/15/20 (Call 08/15/15)	USD	100	107,500
H.J. Heinz Co.
4.25%, 10/15/20 (Call 04/15/15)[b]	USD	250	253,075
Halcon Resources Corp.
8.88%, 05/15/21 (Call 11/15/16)	USD	125	103,394
9.25%, 02/15/22 (Call 08/15/17)[b]	USD	50	41,469
9.75%, 07/15/20 (Call 07/15/16)	USD	50	42,178
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)	USD	100	106,250
Harbinger Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	USD	50	50,750
7.88%, 07/15/19 (Call 01/15/16)	USD	50	54,125
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	USD	100	101,154
HCA Holdings Inc.
6.25%, 02/15/21	USD	75	81,000
7.75%, 05/15/21 (Call 11/15/15)	USD	150	161,625
HCA Inc.
3.75%, 03/15/19	USD	150	150,187
4.75%, 05/01/23	USD	100	101,625
5.00%, 03/15/24	USD	200	206,000
5.25%, 04/15/25	USD	150	155,625
5.88%, 03/15/22	USD	100	109,375
5.88%, 05/01/23	USD	100	107,250
6.50%, 02/15/16	USD	100	105,500
6.50%, 02/15/20	USD	300	334,875
7.25%, 09/15/20 (Call 11/06/14)	USD	100	106,000
7.50%, 02/15/22	USD	200	232,250

Security	Principal (000s)		Value

HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)	USD	150	$160,875
8.13%, 04/15/19 (Call 04/15/15)	USD	100	108,500
11.00%, 04/15/20 (Call 04/15/16)	USD	100	114,250
11.50%, 07/15/20 (Call 10/15/16)	USD	50	58,313
Hercules Offshore Inc.
8.75%, 07/15/21 (Call 07/15/17)[a,b]	USD	50	31,713
Hertz Corp. (The)
5.88%, 10/15/20 (Call 10/15/15)	USD	100	101,369
6.25%, 10/15/22 (Call 10/15/17)	USD	100	101,843
6.75%, 04/15/19 (Call 04/15/15)	USD	150	156,116
Hexion U.S. Finance Corp.
6.63%, 04/15/20 (Call 04/15/15)[b]	USD	125	125,461
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 11/15/15)[b]	USD	100	90,995
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)[a]	USD	100	105,000
Hockey Merger Sub 2 Inc.
7.88%, 10/01/21 (Call 10/01/16)[a]	USD	75	78,187
Hologic Inc.
6.25%, 08/01/20 (Call 08/01/15)[b]	USD	100	105,000
Hughes Satellite Systems Corp.
6.50%, 06/15/19	USD	100	108,750
7.63%, 06/15/21	USD	100	111,250
Huntington Ingalls Industries Inc.
7.13%, 03/15/21 (Call 03/15/16)	USD	50	53,750

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Huntsman International LLC
8.63%, 03/15/21 (Call 09/15/15)[b]	USD	100	$108,500
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	USD	50	49,000
4.88%, 11/30/18 (Call 12/01/14)	USD	25	25,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.88%, 03/15/19 (Call 07/15/16)	USD	200	204,720
5.88%, 02/01/22 (Call 08/01/17)	USD	170	175,312
6.00%, 08/01/20 (Call 02/01/17)	USD	50	52,674
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 07/15/15)	USD	125	126,562
9.00%, 03/01/21 (Call 03/01/16)	USD	150	149,625
9.00%, 09/15/22 (Call 09/15/17)[a]	USD	100	100,000
10.00%, 01/15/18 (Call 07/15/16)[b]	USD	50	41,719
11.25%, 03/01/21 (Call 03/01/16)	USD	75	79,406
Infor U.S. Inc.
9.38%, 04/01/19 (Call 04/01/15)	USD	100	109,000
International Lease Finance Corp.
3.88%, 04/15/18	USD	100	100,250
5.75%, 05/15/16	USD	100	104,398
5.88%, 04/01/19	USD	50	53,876
5.88%, 08/15/22	USD	100	109,125
8.25%, 12/15/20	USD	200	241,647
8.75%, 03/15/17	USD	200	224,928
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a]	USD	75	77,625
11.00%, 08/15/18 (Call 08/15/15)[a,b,f]	USD	14	12,600

Security	Principal (000s)		Value

11.00%, 08/15/18 (Call 12/01/14)[a]	USD	11	$7,810
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	USD	75	76,406
6.00%, 08/15/23 (Call 08/15/18)	USD	100	105,625
7.75%, 10/01/19 (Call 10/01/15)	USD	100	107,500
iStar Financial Inc.
4.00%, 11/01/17 (Call 08/01/17)	USD	150	148,875
J.C. Penney Corp. Inc.
5.65%, 06/01/20	USD	75	62,250
Jaguar Holding Co II/Jaguar Merger Sub Inc.
9.50%, 12/01/19 (Call 12/01/14)[a,b]	USD	100	107,375
Jefferies Finance LLC/JFIN Co- Issuer Corp.
6.88%, 04/15/22 (Call 04/15/17)[a]	USD	200	193,009
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[a]	USD	100	109,248
Kinder Morgan Inc./DE
5.00%, 02/15/21 (Call 01/15/21)[a,b]	USD	100	105,875
5.63%, 11/15/23 (Call 08/15/23)[a]	USD	100	109,500
7.00%, 06/15/17[b]	USD	100	111,000
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	USD	150	165,375
12.50%, 11/01/19 (Call 11/01/15)	USD	50	55,625
L Brands Inc.
5.63%, 02/15/22	USD	100	107,500
6.90%, 07/15/17	USD	100	111,500
7.00%, 05/01/20	USD	100	113,500
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	USD	50	50,000

64	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

5.38%, 01/15/24 (Call 01/15/19)	USD	125	$129,062
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)	USD	25	24,813
9.50%, 02/15/19 (Call 02/15/15)	USD	100	106,199
Laureate Education Inc.
9.75%, 09/01/19 (Call 09/01/15)[a]	USD	150	154,500
Lear Corp.
4.75%, 01/15/23 (Call 01/15/18)[b]	USD	25	25,063
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	USD	25	25,500
4.75%, 11/15/22 (Call 08/15/22)	USD	50	49,250
Level 3 Escrow II Inc.
5.38%, 08/15/22 (Call 08/15/17)[a,b]	USD	75	76,313
Level 3 Financing Inc.
6.13%, 01/15/21 (Call 11/15/16)[a]	USD	100	105,250
8.13%, 07/01/19 (Call 07/01/15)	USD	200	214,000
8.63%, 07/15/20 (Call 01/15/16)	USD	100	110,000
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)	USD	100	108,750
LifePoint Hospitals Inc.
5.50%, 12/01/21 (Call 12/01/16)	USD	75	78,562
6.63%, 10/01/20 (Call 10/01/15)	USD	50	53,125
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/01/15)	USD	200	184,994
6.50%, 05/15/19 (Call 05/15/15)[b]	USD	50	47,114
6.50%, 09/15/21 (Call 09/15/17)	USD	100	91,302

Security	Principal (000s)		Value

7.75%, 02/01/21 (Call 09/15/15)	USD	100	$98,720
8.63%, 04/15/20 (Call 04/15/15)	USD	100	100,733
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)[b]	USD	100	102,251
6.75%, 11/01/20 (Call 11/01/15)	USD	150	158,925
Masco Corp.
6.13%, 10/03/16	USD	150	160,875
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	USD	100	113,250
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)	USD	50	56,500
Memorial Production Partners LP/ Memorial Production Finance Corp
6.88%, 08/01/22 (Call 08/01/17)[a]	USD	75	68,090
MGM Resorts International
5.25%, 03/31/20	USD	100	102,500
6.63%, 12/15/21	USD	175	191,625
6.75%, 10/01/20	USD	100	110,000
7.50%, 06/01/16	USD	100	107,500
7.63%, 01/15/17	USD	100	109,125
8.63%, 02/01/19	USD	150	174,750
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	USD	50	50,375
Micron Technology Inc.
5.50%, 02/01/25 (Call 08/01/19)[a]	USD	90	90,900
5.88%, 02/15/22 (Call 02/15/17)[a]	USD	50	52,500

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
9.25%, 06/01/21 (Call 06/01/16)	USD	50	$43,066
10.75%, 10/01/20 (Call 10/01/16)	USD	50	45,172
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a]	USD	100	104,750
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/17)	USD	100	92,750
Navient Corp.
5.50%, 01/15/19	USD	200	207,000
5.50%, 01/25/23	USD	100	100,000
6.00%, 01/25/17	USD	100	105,750
6.25%, 01/25/16	USD	150	155,959
7.25%, 01/25/22	USD	100	111,500
8.00%, 03/25/20[b]	USD	200	229,000
8.45%, 06/15/18	USD	200	228,750
Navistar International Corp.
8.25%, 11/01/21 (Call 12/01/14)[b]	USD	100	102,750
NBTY Inc.
9.00%, 10/01/18 (Call 12/01/14)	USD	50	51,938
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)	USD	50	49,750
5.00%, 07/15/22 (Call 07/15/17)	USD	50	49,750
6.38%, 12/15/23 (Call 12/15/18)[b]	USD	100	106,000
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a]	USD	100	106,250
Newfield Exploration Co.
5.63%, 07/01/24	USD	75	81,182
5.75%, 01/30/22	USD	100	108,748
6.88%, 02/01/20 (Call 02/01/15)	USD	100	103,984
NGPL PipeCo LLC
7.12%, 12/15/17[a,b]	USD	100	100,333

Security	Principal (000s)		Value

9.63%, 06/01/19 (Call 06/01/15)[a,b]	USD	100	$106,543
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)	USD	50	50,010
5.00%, 04/15/22 (Call 04/15/17)[a]	USD	125	127,187
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	USD	100	104,912
6.25%, 05/01/24 (Call 05/01/19)[a]	USD	75	77,523
6.63%, 03/15/23 (Call 09/15/17)	USD	100	105,583
7.63%, 01/15/18	USD	100	111,731
7.88%, 05/15/21 (Call 05/15/16)	USD	100	108,919
8.25%, 09/01/20 (Call 09/01/15)	USD	50	53,835
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	USD	100	100,250
NuStar Logistics LP
4.80%, 09/01/20	USD	50	49,730
Nuveen Investments Inc.
9.13%, 10/15/17 (Call 11/07/14)[a]	USD	50	53,375
9.50%, 10/15/20 (Call 11/10/14)[a]	USD	50	60,600
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)	USD	150	157,875
7.25%, 02/01/19 (Call 02/01/15)	USD	100	103,000
Party City Holdings Inc. Series WI
8.88%, 08/01/20 (Call 08/01/15)[b]	USD	100	108,750
Peabody Energy Corp.
6.00%, 11/15/18	USD	150	145,500
6.25%, 11/15/21[b]	USD	100	94,750
6.50%, 09/15/20[b]	USD	100	95,250

66	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)	USD	50	$49,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.
8.38%, 06/01/20 (Call 06/01/16)	USD	49	54,145
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 12/01/14)[a]	USD	50	52,188
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	USD	115	123,063
7.50%, 04/15/21 (Call 04/15/15)	USD	100	106,875
Post Holdings Inc.
6.75%, 12/01/21 (Call 12/01/17)[a]	USD	100	99,875
7.38%, 02/15/22 (Call 02/15/17)	USD	150	153,945
PPL Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	USD	100	94,079
QEP Resources Inc.
5.38%, 10/01/22 (Call 07/01/22)	USD	100	98,853
6.88%, 03/01/21	USD	50	53,966
QVC Inc.
3.13%, 04/01/19	USD	50	50,242
4.85%, 04/01/24	USD	75	75,839
5.13%, 07/02/22	USD	100	104,895
R.R. Donnelley & Sons Co.
6.00%, 04/01/24	USD	50	50,250
7.88%, 03/15/21[b]	USD	50	56,125
Range Resources Corp.
5.00%, 08/15/22 (Call 02/15/17)	USD	100	105,245
5.75%, 06/01/21 (Call 06/01/16)	USD	100	106,000
Realogy Group LLC
7.88%, 02/15/19 (Call 02/15/15)[a]	USD	100	105,125

Security	Principal (000s)		Value

Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	USD	100	$98,750
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	USD	25	25,375
5.50%, 04/15/23 (Call 10/15/17)	USD	50	51,750
5.88%, 03/01/22 (Call 12/01/21)[b]	USD	150	160,500
6.50%, 07/15/21 (Call 07/15/16)[b]	USD	100	106,119
6.88%, 12/01/18 (Call 12/02/14)	USD	100	103,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)	USD	300	312,000
6.88%, 02/15/21 (Call 02/15/16)	USD	100	106,500
7.13%, 04/15/19 (Call 12/01/14)	USD	200	207,750
7.88%, 08/15/19 (Call 08/15/15)	USD	100	107,450
8.25%, 02/15/21 (Call 02/15/16)[b]	USD	100	107,500
9.00%, 04/15/19 (Call 12/01/14)	USD	100	104,500
9.88%, 08/15/19 (Call 08/15/15)	USD	250	272,967
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)	USD	100	107,000
9.25%, 03/15/20 (Call 03/15/16)[b]	USD	50	55,238
RJS Power Holdings LLC
5.13%, 07/15/19 (Call 07/15/16)[a]	USD	75	74,726
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	USD	75	78,187
6.00%, 01/15/19[a]	USD	50	52,500
6.85%, 07/15/18[a,b]	USD	50	53,500

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Rockwood Specialties Group Inc.
4.63%, 10/15/20 (Call 10/15/15)	USD	100	$104,400
Rosetta Resources Inc.
5.63%, 05/01/21 (Call 05/01/17)	USD	50	48,880
5.88%, 06/01/22 (Call 12/01/17)	USD	90	87,522
5.88%, 06/01/24 (Call 06/01/19)	USD	25	23,926
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	USD	200	209,500
5.63%, 04/15/23	USD	100	103,767
5.75%, 05/15/24[a]	USD	200	207,269
6.25%, 03/15/22[a]	USD	100	107,413
Sabine Pass LNG LP
7.50%, 11/30/16	USD	100	107,289
Sally Holdings LLC/Sally Capital Inc.
6.88%, 11/15/19 (Call 11/15/15)	USD	150	160,500
Samson Investment Co.
9.75%, 02/15/20 (Call 02/15/16)[b]	USD	200	147,875
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[a]	USD	150	142,818
SandRidge Energy Inc.
7.50%, 03/15/21 (Call 03/15/16)[b]	USD	100	90,499
7.50%, 02/15/23 (Call 08/15/17)	USD	100	90,500
8.13%, 10/15/22 (Call 04/15/17)[b]	USD	100	91,185
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)[a]	USD	25	24,563
5.63%, 10/01/19 (Call 10/01/16)	USD	50	52,250
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	USD	50	52,250

Security	Principal (000s)		Value

Sealed Air Corp.
8.13%, 09/15/19 (Call 09/15/15)[a]	USD	100	$108,375
8.38%, 09/15/21 (Call 09/15/16)[a]	USD	100	113,250
Sears Holdings Corp.
6.63%, 10/15/18[b]	USD	100	92,750
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	USD	50	51,790
5.38%, 05/15/24 (Call 05/15/19)[b]	USD	50	51,375
ServiceMaster Co. (The)
7.00%, 08/15/20 (Call 08/15/15)[b]	USD	50	53,250
8.00%, 02/15/20 (Call 02/15/15)	USD	33	35,228
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)	USD	100	104,669
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)[a]	USD	50	47,250
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/15/15)	USD	50	49,375
Sinclair Television Group Inc.
5.63%, 08/01/24 (Call 08/01/19)[a]	USD	50	49,375
6.13%, 10/01/22 (Call 10/01/17)	USD	100	103,500
Sirius XM Radio Inc.
4.63%, 05/15/23 (Call 05/15/18)[a]	USD	100	96,000
5.75%, 08/01/21 (Call 08/01/16)[a,b]	USD	100	103,500
6.00%, 07/15/24 (Call 07/15/19)[a]	USD	150	156,750
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/18)	USD	100	94,000
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 08/01/15)[a]	USD	25	25,750

68	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

5.88%, 08/01/21 (Call 08/01/16)[a]	USD	50	$53,125
6.63%, 08/15/22 (Call 08/15/17)	USD	100	108,500
Spectrum Brands Inc.
6.38%, 11/15/20 (Call 11/15/16)	USD	100	106,000
Springleaf Finance Corp. Series I
5.40%, 12/01/15[b]	USD	50	51,500
6.90%, 12/15/17	USD	250	271,250
7.75%, 10/01/21	USD	100	112,000
Sprint Communications Inc.
6.00%, 12/01/16	USD	150	159,000
6.00%, 11/15/22[b]	USD	200	199,750
7.00%, 03/01/20[a,b]	USD	100	111,250
7.00%, 08/15/20	USD	50	52,875
8.38%, 08/15/17	USD	150	169,312
9.00%, 11/15/18[a]	USD	250	293,750
9.13%, 03/01/17	USD	150	169,500
11.50%, 11/15/21	USD	100	128,500
Sprint Corp.
7.13%, 06/15/24[a]	USD	200	205,500
7.25%, 09/15/21[a]	USD	250	265,000
7.88%, 09/15/23[a]	USD	400	431,000
Standard Pacific Corp.
8.38%, 05/15/18	USD	100	115,500
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)[a]	USD	50	51,750
5.25%, 04/15/23 (Call 04/15/18)	USD	75	78,469
5.50%, 10/01/24 (Call 10/01/19)[a]	USD	25	26,375
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	USD	25	24,864
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/01/15)	USD	50	51,500
7.38%, 11/15/18 (Call 12/01/14)	USD	100	104,000

Security	Principal (000s)		Value

7.63%, 11/15/20 (Call 11/15/15)	USD	100	$106,625
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)[b]	USD	50	49,250
8.00%, 05/01/16	USD	50	53,750
T-Mobile USA Inc.
6.00%, 03/01/23 (Call 09/01/18)	USD	150	154,500
6.25%, 04/01/21 (Call 04/01/17)	USD	100	104,750
6.38%, 03/01/25 (Call 09/01/19)	USD	150	154,500
6.46%, 04/28/19 (Call 04/28/15)	USD	150	156,750
6.54%, 04/28/20 (Call 04/28/16)	USD	100	106,125
6.63%, 11/15/20 (Call 11/15/15)	USD	100	105,750
6.63%, 04/28/21 (Call 04/28/17)	USD	200	211,000
6.63%, 04/01/23 (Call 04/01/18)	USD	200	212,000
6.73%, 04/28/22 (Call 04/28/17)	USD	150	158,625
6.84%, 04/28/23 (Call 04/28/18)	USD	50	53,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19 (Call 11/15/16)[a]	USD	100	101,500
4.25%, 11/15/23 (Call 05/15/18)	USD	50	49,462
6.88%, 02/01/21 (Call 02/01/16)	USD	100	107,668
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	USD	200	200,500
Tenet Healthcare Corp.
4.50%, 04/01/21	USD	200	201,000
5.00%, 03/01/19[a]	USD	25	25,031
5.50%, 03/01/19[a]	USD	25	25,563

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

6.00%, 10/01/20	USD	150	$161,625
6.25%, 11/01/18	USD	100	108,625
8.00%, 08/01/20 (Call 08/01/15)	USD	50	53,500
8.13%, 04/01/22[b]	USD	300	344,250
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)	USD	100	104,250
Tesoro Corp.
5.38%, 10/01/22 (Call 10/01/17)	USD	50	51,443
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.88%, 10/01/20 (Call 10/01/16)	USD	50	51,150
6.13%, 10/15/21 (Call 10/15/16)	USD	50	51,243
6.25%, 10/15/22 (Call 10/15/18)[a]	USD	100	103,270
Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	USD	100	107,500
Toys R Us Inc.
10.38%, 08/15/17 (Call 02/15/15)[b]	USD	25	19,484
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 12/01/14)[b]	USD	50	50,125
TransDigm Inc.
6.00%, 07/15/22 (Call 07/15/17)	USD	50	51,000
6.50%, 07/15/24 (Call 07/15/19)	USD	125	128,125
7.50%, 07/15/21 (Call 07/15/16)	USD	100	108,125
TRI Pointe Holdings Inc.
5.88%, 06/15/24[a]	USD	50	51,000
tw telecom holdings Inc.
5.38%, 10/01/22 (Call 10/01/17)	USD	100	110,250
U.S. Airways Group Inc.
6.13%, 06/01/18	USD	50	51,503

Security	Principal (000s)		Value

U.S. Foods Inc.
8.50%, 06/30/19 (Call 12/01/14)	USD	100	$106,375
United Rentals North America Inc.
5.75%, 11/15/24 (Call 05/15/19)	USD	75	78,562
6.13%, 06/15/23 (Call 12/15/17)	USD	75	80,625
7.38%, 05/15/20 (Call 05/15/16)	USD	150	163,125
7.63%, 04/15/22 (Call 04/15/17)[b]	USD	100	111,250
8.38%, 09/15/20 (Call 09/15/15)	USD	100	108,375
United States Steel Corp.
7.38%, 04/01/20	USD	100	111,662
7.50%, 03/15/22 (Call 03/15/17)	USD	50	54,750
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	USD	100	105,250
6.75%, 09/15/22 (Call 09/15/17)[a]	USD	90	99,337
6.88%, 05/15/19 (Call 05/15/15)[a]	USD	150	157,875
8.50%, 05/15/21 (Call 11/15/15)[a]	USD	50	54,125
USG Corp.
6.30%, 11/15/16	USD	100	105,250
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (Call 10/15/16)[a]	USD	200	205,000
6.75%, 08/15/21 (Call 02/15/16)[a]	USD	100	103,625
6.88%, 12/01/18 (Call 12/01/14)[a]	USD	100	103,625
7.00%, 10/01/20 (Call 10/01/15)[a]	USD	100	104,750
7.25%, 07/15/22 (Call 07/15/16)[a]	USD	50	52,688

70	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Security	Principal (000s)		Value

Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 01/15/15)	USD	30	$30,600
Voya Financial Inc.
5.65%, 05/15/53 (Call 05/15/23)[d]	USD	50	50,000
Vulcan Materials Co.
7.50%, 06/15/21	USD	100	116,500
VWR Funding Inc.
7.25%, 09/15/17 (Call 12/01/14)	USD	50	52,313
Walter Energy Inc.
8.50%, 04/15/21 (Call 04/15/17)[b]	USD	25	6,688
9.50%, 10/15/19 (Call 10/15/16)[a,b]	USD	50	43,250
9.88%, 12/15/20 (Call 12/15/16)[b]	USD	50	14,625
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a]	USD	100	97,000
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	USD	100	103,500
5.75%, 03/15/21 (Call 12/15/20)	USD	50	53,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	USD	75	82,312
Windstream Corp.
7.50%, 06/01/22 (Call 06/01/17)[b]	USD	100	106,500
7.50%, 04/01/23 (Call 04/01/16)	USD	100	105,250
7.75%, 10/15/20 (Call 10/15/15)	USD	100	106,750
7.88%, 11/01/17	USD	100	111,500
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[a]	USD	50	49,250
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	USD	25	24,440

Security	Principal or Shares (000s)		Value

6.00%, 01/15/22 (Call 10/15/21)	USD	100	$105,211
WR Grace & Co-Conn
5.13%, 10/01/21[a]	USD	50	52,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)[b]	USD	100	105,000
7.75%, 08/15/20 (Call 08/15/15)[b]	USD	100	107,250
Zayo Group LLC/Zayo Capital Inc.
10.13%, 07/01/20 (Call 07/01/16)[b]	USD	100	111,750
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[a]	USD	100	105,000

			61,107,799

TOTAL CORPORATE BONDS & NOTES
(Cost: $101,873,575)			101,231,358

SHORT-TERM INVESTMENTS — 12.32%

MONEY MARKET FUNDS — 12.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.13%[g,h,i]		10,654	10,653,821
BlackRock Cash Funds: Prime, SL Agency Shares
0.11%[g,h,i]		1,022	1,021,550
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[g,h]		1,141	1,140,885

			12,816,256

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,816,256)			12,816,256

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® GLOBAL HIGH YIELD CORPORATE BOND ETF

October 31, 2014

Value

TOTAL INVESTMENTS IN SECURITIES — 109.66%
(Cost: $114,689,831)	$114,047,614
Other Assets, Less Liabilities — (9.66)%	(10,045,265)

NET ASSETS — 100.00%	$104,002,349

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Variable rate security. Rate shown is as of report date.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[g]	Affiliated issuer. See Note 2.
[h]	The rate quoted is the annualized seven-day yield of the fund at period end.
[i]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

72	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

October 31, 2014

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$25,196,629	$200,536,531	$604,738,226
Affiliated (Note 2)	1,373,589	2,102,154	71,714

Total cost of investments	$26,570,218	$202,638,685	$604,809,940

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,913,434	$194,939,104	$565,546,835
Affiliated (Note 2)	1,373,589	2,102,154	71,714

Total fair value of investments	26,287,023	197,041,258	565,618,549
Foreign currency, at value[b]	—	—	4,629,110
Cash	7,607	35,688	—
Receivables:
Investment securities sold	246,283	2,445,838	21,657,327
Interest	333,167	3,103,239	8,757,671

Total Assets	26,874,080	202,626,023	600,662,657

LIABILITIES
Payables:
Investment securities purchased	550,053	3,507,646	15,464,923
Collateral for securities on loan (Note 1)	719,825	—	—
Deferred foreign capital gains taxes (Note 1)	119	3,076	79,822
Investment advisory fees (Note 2)	12,959	110,210	261,192

Total Liabilities	1,282,956	3,620,932	15,805,937

NET ASSETS	$25,591,124	$199,005,091	$584,856,720

Net assets consist of:
Paid-in capital	$26,061,017	$212,134,601	$631,072,932
Undistributed net investment income	75,776	985,976	—
Accumulated net realized loss	(262,355)	(8,514,983)	(6,411,797)
Net unrealized depreciation	(283,314)	(5,600,503)	(39,804,415)

NET ASSETS	$25,591,124	$199,005,091	$584,856,720

Shares outstanding[c]	500,000	3,900,000	12,000,000

Net asset value per share	$51.18	$51.03	$48.74

[a]	Securities on loan with values of $679,041, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $4,791,135, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

October 31, 2014

	iShares Global ex USD High Yield Corporate Bond ETF	iShares Global High Yield Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$149,326,186	$101,873,575
Affiliated (Note 2)	10,304	12,816,256

Total cost of investments	$149,336,490	$114,689,831

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$138,825,410	$101,231,358
Affiliated (Note 2)	10,304	12,816,256

Total fair value of investments	138,835,714	114,047,614
Foreign currency, at value[b]	1,948,160	591,777
Receivables:
Investment securities sold	896,620	821,077
Due from custodian (Note 4)	1,987,980	—
Interest	2,963,185	1,762,004
Capital shares sold	87,413	—

Total Assets	146,719,072	117,222,472

LIABILITIES
Payables:
Investment securities purchased	3,846,962	1,511,248
Collateral for securities on loan (Note 1)	—	11,675,371
Investment advisory fees (Note 2)	45,116	33,504

Total Liabilities	3,892,078	13,220,123

NET ASSETS	$142,826,994	$104,002,349

Net assets consist of:
Paid-in capital	$153,306,141	$104,309,832
Undistributed net investment income	228,686	378,942
Accumulated net realized loss	(34,866)	(11,680)
Net unrealized depreciation	(10,672,967)	(674,745)

NET ASSETS	$142,826,994	$104,002,349

Shares outstanding[c]	2,700,000	2,000,000

Net asset value per share	$52.90	$52.00

[a]	Securities on loan with values of $ — and $11,211,742, respectively. See Note 1.
[b]	Cost of foreign currency: $1,963,307 and $592,122, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

74	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended October 31, 2014

	iShares Emerging Markets Corporate Bond ETF	iShares Emerging Markets High Yield Bond ETF	iShares Emerging Markets Local Currency Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a]	$1,176,554	$12,523,255	$30,541,319
Interest — affiliated (Note 2)	16	144	61
Securities lending income — affiliated (Note 2)	1,461	—	—

	1,178,031	12,523,399	30,541,380
Less: Other foreign taxes (Note 1)	—	—	(407)

Total investment income	1,178,031	12,523,399	30,540,973

EXPENSES
Investment advisory fees (Note 2)	154,114	1,265,426	3,558,782

Total expenses	154,114	1,265,426	3,558,782
Less investment advisory fees waived (Note 2)	—	—	(36,951)

Net expenses	154,114	1,265,426	3,521,831

Net investment income	1,023,917	11,257,973	27,019,142

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(98,834)	(1,757,453)	(12,224,759)
In-kind redemptions — unaffiliated	(370,702)	(1,241,991)	90,301
Foreign currency transactions	—	—	(1,043,894)

Net realized loss	(469,536)	(2,999,444)	(13,178,352)

Net change in unrealized appreciation/depreciation on:
Investments[c]	704,330	2,317,391	(22,613,873)
Translation of assets and liabilities in foreign currencies	—	—	(666,471)

Net change in unrealized appreciation/depreciation	704,330	2,317,391	(23,280,344)

Net realized and unrealized gain (loss)	234,794	(682,053)	(36,458,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,258,711	$10,575,920	$(9,439,554)

[a]	Net of foreign withholding tax of $ —, $ — and $1,325,648, respectively.
[b]	Net of foreign capital gains taxes of $ —, $ — and $6,232, respectively.
[c]	Net of deferred foreign capital gains taxes of $119, $3,076 and $79,933, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Operations (Continued)

iSHARES®, INC.

Year ended October 31, 2014

	iShares Global ex USD High Yield Corporate Bond ETF	iShares Global High Yield Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$6,121,821	$5,315,759
Interest — affiliated (Note 2)	7	94
Securities lending income — affiliated (Note 2)	—	42,561

Total investment income	6,121,828	5,358,414

EXPENSES
Investment advisory fees (Note 2)	723,375	515,709

Total expenses	723,375	515,709
Less investment advisory fees waived (Note 2)	(197,284)	(140,648)

Net expenses	526,091	375,061

Net investment income	5,595,737	4,983,353

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(187,154)	142,016
In-kind redemptions — unaffiliated	338,637	100,957
Foreign currency transactions	2,044	(30,314)

Net realized gain	153,527	212,659

Net change in unrealized appreciation/depreciation on:
Investments	(13,529,487)	(3,096,463)
Translation of assets and liabilities in foreign currencies	(190,198)	(46,150)

Net change in unrealized appreciation/depreciation	(13,719,685)	(3,142,613)

Net realized and unrealized loss	(13,566,158)	(2,929,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,970,421)	$2,053,399

See notes to financial statements.

76	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Emerging Markets Corporate Bond ETF		iShares Emerging Markets High Yield Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,023,917	$1,262,982	$11,257,973	$12,680,618
Net realized loss	(469,536)	(618,461)	(2,999,444)	(8,733,079)
Net change in unrealized appreciation/depreciation	704,330	(1,561,100)	2,317,391	(7,436,270)

Net increase (decrease) in net assets resulting from operations	1,258,711	(916,579)	10,575,920	(3,488,731)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,055,015)	(1,215,670)	(11,283,625)	(11,875,701)

Total distributions to shareholders	(1,055,015)	(1,215,670)	(11,283,625)	(11,875,701)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,244,305	21,155,693	20,746,273	93,145,288
Cost of shares redeemed	(20,194,665)	(4,855,891)	(24,637,402)	(40,407,967)

Net increase (decrease) in net assets from capital share transactions	(9,950,360)	16,299,802	(3,891,129)	52,737,321

INCREASE (DECREASE) IN NET ASSETS	(9,746,664)	14,167,553	(4,598,834)	37,372,889

NET ASSETS
Beginning of year	35,337,788	21,170,235	203,603,925	166,231,036

End of year	$25,591,124	$35,337,788	$199,005,091	$203,603,925

Undistributed net investment income included in net assets at end of year	$75,776	$106,874	$985,976	$1,011,628

SHARES ISSUED AND REDEEMED
Shares sold	200,000	400,000	400,000	1,700,000
Shares redeemed	(400,000)	(100,000)	(500,000)	(800,000)

Net increase (decrease) in shares outstanding	(200,000)	300,000	(100,000)	900,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Emerging Markets Local Currency Bond ETF		iShares Global ex USD High Yield Corporate Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$27,019,142	$22,189,749	$5,595,737	$2,293,814
Net realized gain (loss)	(13,178,352)	(12,303,456)	153,527	263,561
Net change in unrealized appreciation/depreciation	(23,280,344)	(18,539,293)	(13,719,685)	2,319,598

Net increase (decrease) in net assets resulting from operations	(9,439,554)	(8,653,000)	(7,970,421)	4,876,973

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,780,076)	(14,179,444)	(5,709,258)	(1,957,170)
Return of capital	(318,883)	(450,972)	—	—

Total distributions to shareholders	(16,098,959)	(14,630,416)	(5,709,258)	(1,957,170)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,287,350	473,342,721	161,257,088	22,229,000
Cost of shares redeemed	(48,233,688)	(19,471,218)	(55,903,420)	—

Net increase (decrease) in net assets from capital share transactions	(27,946,338)	453,871,503	105,353,668	22,229,000

INCREASE (DECREASE) IN NET ASSETS	(53,484,851)	430,588,087	91,673,989	25,148,803

NET ASSETS
Beginning of year	638,341,571	207,753,484	51,153,005	26,004,202

End of year	$584,856,720	$638,341,571	$142,826,994	$51,153,005

Undistributed net investment income included in net assets at end of year	$—	$—	$228,686	$484,187

SHARES ISSUED AND REDEEMED
Shares sold	400,000	9,000,000	2,800,000	400,000
Shares redeemed	(1,000,000)	(400,000)	(1,000,000)	—

Net increase (decrease) in shares outstanding	(600,000)	8,600,000	1,800,000	400,000

See notes to financial statements.

78	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Global High Yield Corporate Bond ETF
	Year ended October 31, 2014	Year ended October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,983,353	$3,196,617
Net realized gain	212,659	82,124
Net change in unrealized appreciation/depreciation	(3,142,613)	1,697,021

Net increase in net assets resulting from operations	2,053,399	4,975,762

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,236,812)	(2,923,699)

Total distributions to shareholders	(5,236,812)	(2,923,699)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	37,550,657	36,671,836
Cost of shares redeemed	(5,258,227)	—

Net increase in net assets from capital share transactions	32,292,430	36,671,836

INCREASE IN NET ASSETS	29,109,017	38,723,899

NET ASSETS
Beginning of year	74,893,332	36,169,433

End of year	$104,002,349	$74,893,332

Undistributed net investment income included in net assets at end of year	$378,942	$520,139

SHARES ISSUED AND REDEEMED
Shares sold	700,000	700,000
Shares redeemed	(100,000)	—

Net increase in shares outstanding	600,000	700,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 17, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.48	$52.93	$50.00

Income from investment operations:
Net investment income[b]	2.01	1.92	1.07
Net realized and unrealized gain (loss)[c]	0.75	(2.49)	2.76

Total from investment operations	2.76	(0.57)	3.83

Less distributions from:
Net investment income	(2.06)	(1.88)	(0.90)

Total distributions	(2.06)	(1.88)	(0.90)

Net asset value, end of period	$51.18	$50.48	$52.93

Total return	5.61%	(1.07)%	7.75%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,591	$35,338	$21,170
Ratio of expenses to average net assets[e]	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	3.99%	3.74%	3.87%
Portfolio turnover rate[f]	20%	33%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets High Yield Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.90	$53.62	$50.02

Income from investment operations:
Net investment income[b]	2.93	2.97	1.60
Net realized and unrealized gain (loss)[c]	0.15	(2.91)	3.40

Total from investment operations	3.08	0.06	5.00

Less distributions from:
Net investment income	(2.95)	(2.78)	(1.40)

Total distributions	(2.95)	(2.78)	(1.40)

Net asset value, end of period	$51.03	$50.90	$53.62

Total return	6.24%	0.14%	10.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$199,005	$203,604	$166,231
Ratio of expenses to average net assets[e]	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets[e]	5.78%	5.64%	5.34%
Portfolio turnover rate[f]	24%	57%	40%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Emerging Markets Local Currency Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Oct. 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.66	$51.94	$51.13	$49.85

Income from investment operations:
Net investment income[b]	2.26	2.07	2.31	0.02
Net realized and unrealized gain (loss)[c]	(2.84)	(1.92)	0.41	1.26

Total from investment operations	(0.58)	0.15	2.72	1.28

Less distributions from:
Net investment income	(1.31)	(1.39)	(0.81)	—
Return of capital	(0.03)	(0.04)	(1.10)	—

Total distributions	(1.34)	(1.43)	(1.91)	—

Net asset value, end of period	$48.74	$50.66	$51.94	$51.13

Total return	(1.14)%	0.28%	5.48%	2.57%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$584,857	$638,342	$207,753	$30,681
Ratio of expenses to average net assets[e]	0.59%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees[e]	0.60%	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	4.56%	4.04%	4.57%	1.21%
Portfolio turnover rate[f]	43%	41%	61%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2014, October 31, 2013 and October 30, 2012 were 36%, 39% and 61%, respectively. See Note 4.

See notes to financial statements.

82	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Global ex USD High Yield Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$56.84	$52.01	$50.14

Income from investment operations:
Net investment income[b]	2.43	3.15	1.94
Net realized and unrealized gain (loss)[c]	(3.55)	4.51	1.18

Total from investment operations	(1.12)	7.66	3.12

Less distributions from:
Net investment income	(2.82)	(2.83)	(1.25)

Total distributions	(2.82)	(2.83)	(1.25)

Net asset value, end of period	$52.90	$56.84	$52.01

Total return	(2.20)%	15.20%	6.49%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$142,827	$51,153	$26,004
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	4.25%	5.85%	6.92%
Portfolio turnover rate[f]	25%	33%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Global High Yield Corporate Bond ETF

	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$53.50	$51.67	$50.00

Income from investment operations:
Net investment income[b]	2.84	3.05	1.82
Net realized and unrealized gain (loss)[c]	(1.28)	1.70	1.35

Total from investment operations	1.56	4.75	3.17

Less distributions from:
Net investment income	(3.06)	(2.92)	(1.50)

Total distributions	(3.06)	(2.92)	(1.50)

Net asset value, end of period	$52.00	$53.50	$51.67

Total return	2.91%	9.50%	6.53%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$104,002	$74,893	$36,169
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	5.31%	5.82%	6.28%
Portfolio turnover rate[f]	21%	20%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

84	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Emerging Markets Corporate Bond	Non-diversified
Emerging Markets High Yield Bond	Non-diversified
Emerging Markets Local Currency Bond	Non-diversified
Global ex USD High Yield Corporate Bond	Non-diversified
Global High Yield Corporate Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946).

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

86	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2014. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Emerging Markets Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$23,986,782	$—		$23,986,782
Foreign Government Obligations	—	926,652	—		926,652
Money Market Funds	1,373,589	—	—		1,373,589

	$1,373,589	$24,913,434	$—		$26,287,023

Emerging Markets High Yield Bond
Assets:
Corporate Bonds & Notes	$—	$83,125,035	$—		$83,125,035
Foreign Government Obligations	—	111,814,069	—		111,814,069
Money Market Funds	2,102,154	—	—		2,102,154

	$2,102,154	$194,939,104	$—		$197,041,258

Emerging Markets Local Currency Bond
Assets:
Foreign Government Obligations	$—	$565,546,835	$—		$565,546,835
Money Market Funds	71,714	—	—		71,714

	$71,714	$565,546,835	$—		$565,618,549

Global ex USD High Yield Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$138,825,410	$0	[a]	$138,825,410
Money Market Funds	10,304	—	—		10,304

	$10,304	$138,825,410	$0	[a]	$138,835,714

Global High Yield Corporate Bond
Assets:
Corporate Bonds & Notes	$—	$101,231,358	$—		$101,231,358
Money Market Funds	12,816,256	—	—		12,816,256

	$12,816,256	$101,231,358	$—		$114,047,614

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2014, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of October 31, 2014 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

88	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of October 31, 2014:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Emerging Markets Corporate Bond	$679,041	$679,041	$—
Global High Yield Corporate Bond	11,211,742	11,211,742	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares Emerging Markets Local Currency Bond ETF, iShares Global ex USD High Yield Corporate Bond ETF and iShares Global High Yield Corporate Bond ETF.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Emerging Markets Corporate Bond	0.60%
Emerging Markets High Yield Bond	0.65
Emerging Markets Local Currency Bond	0.60
Global ex USD High Yield Corporate Bond	0.55
Global High Yield Corporate Bond	0.55

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares Global ex USD High Yield Corporate Bond ETF and the iShares Global High Yield Corporate Bond ETF through February 29, 2016 in order to limit total annual operating expenses to 0.40% of average daily net assets.

For the year ended October 31, 2014, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Emerging Markets Local Currency Bond ETF in the amount of $36,951.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Effective January 1, 2014, each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2014, (i) each Fund retains 75% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in calendar year 2013 and pursuant to a securities lending agreement, (i) each Fund will receive for the remainder of that calendar year 80% of securities lending income and (ii) the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2014, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Emerging Markets Corporate Bond	$619
Global High Yield Corporate Bond	18,807

90	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Prior to January 1, 2014, each Fund retained 65% of securities lending income and paid no collateral investment fees.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2014 were as follows:

iShares ETF	Purchases	Sales
Emerging Markets Corporate Bond	$5,026,942	$5,087,165
Emerging Markets High Yield Bond	46,974,386	46,454,606
Emerging Markets Local Currency Bond	244,104,578	227,674,033
Global ex USD High Yield Corporate Bond	101,348,144	31,213,605
Global High Yield Corporate Bond	35,476,392	19,057,051

In-kind transactions (see Note 4) for the year ended October 31, 2014 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Emerging Markets Corporate Bond	$9,698,252	$19,396,349
Emerging Markets High Yield Bond	20,200,706	22,948,118
Emerging Markets Local Currency Bond	4,989,421	8,442,261
Global ex USD High Yield Corporate Bond	88,217,408	52,449,246
Global High Yield Corporate Bond	20,394,060	5,122,380

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES®, INC.

for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities exposes it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF and iShares Emerging Markets Local Currency Bond ETF issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these

92	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions, including the decision in December 2013 by the Federal Reserve Bank to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Each Fund invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-“by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES®, INC.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2014, attributable to the use of equalization, undistributed capital gains, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Emerging Markets Corporate Bond	$(389,199)	$—	$389,199
Emerging Markets High Yield Bond	(1,329,089)	—	1,329,089
Emerging Markets Local Currency Bond	(147,975)	(11,239,066)	11,387,041
Global ex USD High Yield Corporate Bond	537,003	(141,980)	(395,023)
Global High Yield Corporate Bond	98,102	112,262	(210,364)

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

iShares ETF	2014	2013
Emerging Markets Corporate Bond
Ordinary income	$1,055,015	$1,215,670

Emerging Markets High Yield Bond
Ordinary income	$11,283,625	$11,875,701

Emerging Markets Local Currency Bond
Ordinary income	$15,780,076	$14,179,444
Return of capital	318,883	450,972

	$16,098,959	$14,630,416

Global ex USD High Yield Corporate Bond
Ordinary income	$5,709,258	$1,957,170

Global High Yield Corporate Bond
Ordinary income	$5,236,812	$2,923,699

As of October 31, 2014, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Emerging Markets Corporate Bond	$75,776	$—	$(262,109)	$(283,560)	$(469,893)
Emerging Markets High Yield Bond	1,241,359	—	(8,103,223)	(6,267,646)	(13,129,510)
Emerging Markets Local Currency Bond	—	—	(5,235,569)	(40,980,643)	(46,216,212)
Global ex USD High Yield Corporate Bond	228,686	91,363	—	(10,799,196)	(10,479,147)
Global High Yield Corporate Bond	378,942	—	(11,224)	(675,201)	(307,483)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

94	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of October 31, 2014, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Emerging Markets Corporate Bond	$262,109
Emerging Markets High Yield Bond	8,103,223
Emerging Markets Local Currency Bond	5,235,569
Global High Yield Corporate Bond	11,224

For the year ended October 31, 2014, the iShares Global High Yield Corporate Bond ETF utilized $2,751 of its capital loss carryforwards.

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Corporate Bond	$26,570,464	$299,241	$(582,682)	$(283,441)
Emerging Markets High Yield Bond	203,050,445	5,313,340	(11,322,527)	(6,009,187)
Emerging Markets Local Currency Bond	605,986,168	9,910,745	(50,278,364)	(40,367,619)
Global ex USD High Yield Corporate Bond	149,462,719	160,655	(10,787,660)	(10,627,005)
Global High Yield Corporate Bond	114,690,287	2,094,683	(2,737,356)	(642,673)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2014, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Emerging Markets Corporate Bond ETF, iShares Emerging Markets High Yield Bond ETF, iShares Emerging Markets Local Currency Bond ETF, iShares Global ex USD High Yield Corporate Bond ETF and iShares Global High Yield Corporate Bond ETF (the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2014

96	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

Under Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the iShares Global ex USD High Yield Corporate Bond ETF designates $69,735 as long-term capital gain dividends for the fiscal year ended October 31, 2014.

For the fiscal year ended October 31, 2014, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets Corporate Bond	$1,120,705	$—
Emerging Markets High Yield Bond	12,209,784	—
Emerging Markets Local Currency Bond	31,866,961	1,332,287
Global ex USD High Yield Corporate Bond	5,988,717	—

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2014:

iShares ETF	Interest- Related Dividends
Emerging Markets Corporate Bond	$46,581
Emerging Markets High Yield Bond	286,125
Global ex USD High Yield Corporate Bond	105,332
Global High Yield Corporate Bond	3,152,619

TAX INFORMATION	97

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Emerging Markets Corporate Bond ETF and iShares Emerging Markets High Yield Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine a Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine a Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses for iShares Emerging Markets Corporate Bond ETF were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group, and the

98	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

investment advisory fee rates and overall expenses for iShares Emerging Markets High Yield Bond ETF were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as iShares Emerging Markets Corporate Bond ETF, but do not manage Other Accounts with substantially similar investment objectives and strategies as iShares Emerging Markets High Yield Bond ETF. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

100	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Emerging Markets Local Currency Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were at the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years,

102	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

III. iShares Global ex USD High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board further noted that the Fund invests in global exposures, while several of the comparison funds chosen by Lipper invest primarily in U.S. exposures. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	107

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares Global High Yield Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 12, 2014, May 6, 2014, and May 12, 2014, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2014, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 12-13, 2014, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board noted that, prior to 2014, Lipper had used a different methodology to determine the Fund’s Lipper group, which included mutual funds, closed-end funds, exchange traded funds, and/or funds with

108	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

differing investment objective classifications, investment focuses and other characteristics (e.g. actively managed funds and funds sponsored by “at cost” service providers), as applicable. The Board further noted that, after consideration by the 15(c) Committee, the Board determined to use instead Lipper’s proprietary ETF methodology to determine the Fund’s Lipper Group. This determination was based on, among other considerations, the increased number and types of ETFs available for comparative purposes than was the case in prior years. The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. At the Board’s request, Lipper provided, and the Board considered, information on the impact to the iShares funds’ comparative fee rankings that were attributable to the change from a pure index group methodology to Lipper’s proprietary ETF methodology. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund were within range of the median of the investment advisory fee rates and overall expenses of the funds in its Lipper Group. The Board further noted that the Fund invests in global exposures, while several of the comparison funds chosen by Lipper invest primarily in U.S. exposures. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2013, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its respective performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 12-13, 2014 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

110	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Emerging Markets Corporate Bond	$2.037666	$—	$0.019162	$2.056828	99%	—%	1%		100%
Emerging Markets High Yield Bond	2.948112	—	—	2.948112	100	—	—		100
Emerging Markets Local Currency Bond	1.342512	—	—	1.342512	100	—	—		100
Global ex USD High Yield Corporate Bond	2.817814	—	—	2.817814	100	—	—		100
Global High Yield Corporate Bond	3.058698	—	0.000509	3.059207	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years or for each full calendar quarter completed after the inception date of such Fund if less than five years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

112	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Emerging Markets Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.18%
Greater than 2.5% and Less than 3.0%	5	0.88
Greater than 2.0% and Less than 2.5%	7	1.24
Greater than 1.5% and Less than 2.0%	17	3.01
Greater than 1.0% and Less than 1.5%	137	24.25
Greater than 0.5% and Less than 1.0%	72	12.74
Between 0.5% and –0.5%	130	23.01
Less than –0.5% and Greater than –1.0%	58	10.27
Less than –1.0% and Greater than –1.5%	77	13.63
Less than –1.5% and Greater than –2.0%	29	5.13
Less than –2.0% and Greater than –2.5%	24	4.25
Less than –2.5% and Greater than –3.0%	5	0.88
Less than –3.0% and Greater than –3.5%	3	0.53

	565	100.00%

iShares Emerging Markets High Yield Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	59	10.44%
Greater than 0.5% and Less than 1.0%	229	40.53
Between 0.5% and –0.5%	263	46.55
Less than –0.5% and Greater than –1.0%	11	1.95
Less than –1.0% and Greater than –1.5%	3	0.53

	565	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Emerging Markets Local Currency Bond ETF

Period Covered: January 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5% and Less than 5.0%	1	0.14%
Greater than 4.0% and Less than 4.5%	1	0.14
Greater than 3.5% and Less than 4.0%	3	0.43
Greater than 3.0% and Less than 3.5%	1	0.14
Greater than 2.5% and Less than 3.0%	2	0.29
Greater than 2.0% and Less than 2.5%	21	3.04
Greater than 1.5% and Less than 2.0%	58	8.41
Greater than 1.0% and Less than 1.5%	213	30.88
Greater than 0.5% and Less than 1.0%	89	12.91
Between 0.5% and –0.5%	279	40.44
Less than –0.5% and Greater than –1.0%	20	2.90
Less than –1.0% and Greater than –1.5%	1	0.14
Less than –1.5%	1	0.14

	690	100.00%

iShares Global ex USD High Yield Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.18%
Greater than 3.0% and Less than 3.5%	2	0.35
Greater than 2.5% and Less than 3.0%	1	0.18
Greater than 2.0% and Less than 2.5%	3	0.53
Greater than 1.5% and Less than 2.0%	14	2.48
Greater than 1.0% and Less than 1.5%	45	7.96
Greater than 0.5% and Less than 1.0%	256	45.31
Between 0.5% and –0.5%	242	42.83
Less than –0.5% and Greater than –1.0%	1	0.18

	565	100.00%

114	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares Global High Yield Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2014

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.35%
Greater than 1.5% and Less than 2.0%	3	0.53
Greater than 1.0% and Less than 1.5%	37	6.55
Greater than 0.5% and Less than 1.0%	248	43.89
Between 0.5% and –0.5%	275	48.68

	565	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Emerging Markets High Yield Bond ETF (the “Fund”) for marketing to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; and (b) staff who are senior management or who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

The figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Emerging Markets High Yield Bond ETF in respect of BFA’s financial year ending December 31, 2013 was USD 40,327. This figure is comprised of fixed remuneration of USD 15,857 and variable remuneration of USD 24,470. There were a total of 436 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA to its senior management and members of its staff whose actions have a material impact on the risk profile of the iShares Emerging Markets High Yield Bond ETF which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2013 was USD 6,479.

116	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 294 funds (as of October 31, 2014) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapitoa (57)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (43)	Director (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Trustee of iShares Trust (since 2013); Director of iShares MSCI Russia Capped ETF, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (59)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).

Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (65)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).

Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (59)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

118	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Martinez (53)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (75)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (50)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (43)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

DIRECTOR AND OFFICER INFORMATION	119

Director and Officer Information (Continued)

iSHARES®, INC.

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Eilleen M. Clavere (62)	Secretary (since 2007).

Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Scott Radell (45)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (51)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

120	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited or Morningstar, Inc., nor are they sponsored, endorsed or issued by Barclays Capital Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2014 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-102-1014

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2014, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the Registrant for which the fiscal year-end is October 31, 2014 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $76,500 for the fiscal year ended October 31, 2013 and $75,000 for the fiscal year ended October 31, 2014.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2013 and October 31, 2014 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $19,350 for the fiscal year ended October 31, 2013 and $18,385 for the fiscal year ended October 31, 2014.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2013 and October 31, 2014 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $4,501,592 for the fiscal year ended October 31, 2013 and $3,359,197 for the fiscal year ended October 31, 2014.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)
Date:	December 23, 2014

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	December 23, 2014